--------------------------------------------------------------------------------
[BEAR STEARNS LOGO OMITTED]   September 19, 2003   [MORGAN STANLEY LOGO OMITTED]
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                   ------------------------------------------

                                 $1,097,261,000
                                  (APPROXIMATE)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                                  AS DEPOSITOR


                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                        PRINCIPAL COMMERCIAL FUNDING, LLC
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                     JOHN HANCOCK REAL ESTATE FINANCE, INC.
                            AS MORTGAGE LOAN SELLERS


                   ------------------------------------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP12

                   ------------------------------------------


BEAR, STEARNS & CO. INC.                                         MORGAN STANLEY
CO-LEAD BOOKRUNNING MANAGER                         CO-LEAD BOOKRUNNING MANAGER

GOLDMAN, SACHS & CO.                        WELLS FARGO BROKERAGE SERVICES, LLC
CO-MANAGER                                                           CO-MANAGER


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12


TRANSACTION FEATURES
o       Sellers:

---------------------------------------------------------------------------------------------------
                                                 NO. OF    NO. OF      CUT-OFF DATE      % OF
SELLERS                                          LOANS   PROPERTIES    BALANCE ($)       POOL
---------------------------------------------------------------------------------------------------
 Bear Stearns Commercial Mortgage, Inc.           35         38        327,769,174      28.2
 Morgan Stanley Mortgage Capital Inc.             10         21        252,935,175      21.8
 Principal Commercial Funding, LLC                40         40        231,167,780      19.9
 Wells Fargo Bank, National Association           47         47        229,756,537      19.8
 John Hancock Real Estate Finance, Inc.           20         20        119,494,127      10.3
---------------------------------------------------------------------------------------------------
 TOTAL:                                          152         166      1,161,122,793    100.0
---------------------------------------------------------------------------------------------------

o   Loan Pool:

    o   Average Cut-off Date Balance: $7,638,966

    o   Largest Mortgage Loan by Cut-off Date Balance: $66,587,397

    o Five largest and ten largest loans: 22.3% and 32.7% of pool, respectively

o   Credit Statistics:

    o   Weighted average debt service coverage ratio of 2.13x

    o Weighted average current loan-to-value ratio of 59.7%; weighted average balloon loan-to-value ratio of 47.4%

o  Property Types:


                               [PIE CHART OMITTED]

                     Retail(2)                      52.0%
                     Office                         20.3%
                     Industrial                      8.9%
                     Multifamily                     8.3%
                     Other(1)                        8.1%
                     Hospitality                     1.5%
                     Self Storage                    0.9%

Notes: (1) "Other" collateral consists of Mixed Use, Leased Fee, and
       Manufactured Housing Community.

       (2) "Retail" collateral consists of 40.8% Anchored, 6.0% Unanchored, 2.0% Free Standing, 3.1% Shadow Anchored, and 0.1% Big Box.


o   Call Protection: (as applicable)

    o 61.8% of the pool (81 loans) has a lockout period ranging from 20 to 47 payments from origination, then defeasance provisions.

    o 26.5% of the pool (41 loans) has a lockout period ranging from 11 to 120 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%.

    o 11.7% of the pool (30 loans) has a lockout period ranging from 25 to 60 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%, and also permit defeasance two years following securitization.

o Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Paying Agent in addition to detailed payment and delinquency information. Information provided by the Paying Agent is expected to be available at www.ctslink.com/cmbs. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the Paying Agent's website.

o Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

o Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12


  OFFERED CERTIFICATES
  --------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       CERTIFICATE
             INITIAL                                                                    EXPECTED FINAL     INITIAL      PRINCIPAL
           CERTIFICATE    SUBORDINATION       RATINGS        AVERAGE      PRINCIPAL      DISTRIBUTION   PASS-THROUGH     TO VALUE
  CLASS    BALANCE(1)         LEVELS      (MOODY'S/FITCH)   LIFE(2)(3)   WINDOW(2)(4)       DATE(2)        RATE(5)       RATIO(6)
-----------------------------------------------------------------------------------------------------------------------------------
A-1       $218,000,000        12.000%        Aaa / AAA         3.75         1 - 59          9/13/08         [ ]%           52.5%
-----------------------------------------------------------------------------------------------------------------------------------
A-2       $130,600,000        12.000%        Aaa / AAA         5.98        59 - 78          4/13/10         [ ]%           52.5%
-----------------------------------------------------------------------------------------------------------------------------------
A-3       $185,900,000        12.000%        Aaa / AAA         7.00        78 - 102         4/13/12         [ ]%           52.5%
-----------------------------------------------------------------------------------------------------------------------------------
A-4       $487,288,000        12.000%        Aaa / AAA         9.55       102 - 119         9/13/13         [ ]%           52.5%
-----------------------------------------------------------------------------------------------------------------------------------
B          $30,479,000         9.375%        Aa2 / AA          9.91       119 - 119         9/13/13         [ ]%           54.1%
-----------------------------------------------------------------------------------------------------------------------------------
C          $31,931,000         6.625%         A2 / A          10.06       119 - 131         9/13/14         [ ]%           55.7%
-----------------------------------------------------------------------------------------------------------------------------------
D          $13,063,000         5.500%         A3 / A-         11.53       131 - 142         8/13/15         [ ]%           56.4%
-----------------------------------------------------------------------------------------------------------------------------------


  PRIVATE CERTIFICATES (7)
  ------------------------

-----------------------------------------------------------------------------------------------------------------------------------
             INITIAL
           CERTIFICATE                                                                                                 CERTIFICATE
           BALANCE OR                                                                  EXPECTED FINAL     INITIAL       PRINCIPAL
            NOTIONAL        SUBORDINATION      RATINGS       AVERAGE      PRINCIPAL     DISTRIBUTION    PASS-THROUGH     TO VALUE
  CLASS     AMOUNT(1)          LEVELS      (MOODY'S/FITCH)  LIFE(2)(3)  WINDOW(2)(4)       DATE(2)        RATE(5)        RATIO(6)
-----------------------------------------------------------------------------------------------------------------------------------
X-1      $1,161,122,793 (8)        ---        Aaa / AAA         ---          ---             ---         Variable Rate       ---

-----------------------------------------------------------------------------------------------------------------------------------
X-2      $1,097,720,000 (8)        ---        Aaa / AAA         ---          ---             ---         Variable Rate       ---
-----------------------------------------------------------------------------------------------------------------------------------
E           $14,514,000          4.250%       Baa1 / BBB+      12.02       142 - 152        6/13/16          [ ]%           57.2%
-----------------------------------------------------------------------------------------------------------------------------------
F            $7,257,000          3.625%       Baa2 / BBB       12.91       152 - 158       12/13/16          [ ]%           57.5%
-----------------------------------------------------------------------------------------------------------------------------------
G            $7,257,000          3.000%       Baa3 / BBB-      13.59       158 - 168        10/13/17         [ ]%           57.9%
-----------------------------------------------------------------------------------------------------------------------------------
H - O       $34,833,793            ---            ---           ---           ---             ---            [ ]%            ---
-----------------------------------------------------------------------------------------------------------------------------------

Notes:   (1)  In the case of each such Class, subject to a permitted variance of plus or minus 5%.

         (2) Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.

         (3)  Average life is expressed in terms of years.

         (4) Principal window is the period (expressed in terms of months and commencing with the month of November 2003) during which distributions of principal are expected to be made to the holders of each designated Class.

         (5) The Class A-1 and A-2 Certificates will accrue interest at a fixed rate. The Class A-3, A-4, B, C, D, E, F and G Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or
              (iii) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. The Class X-1 and X-2 Certificates will be collectively known as the "Class X Certificates."

         (6) Certificate Principal to Value Ratio is calculated by dividing each Class' Certificate Balance and the Certificate Balances of all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio, calculated as described herein. The Class A-1, A-2, A-3 and A-4 Certificate Principal to Value Ratio is calculated based upon the aggregate of the Class A-1, A-2, A-3 and A-4 Certificate Balances.

         (7)  Certificates to be offered privately pursuant to Rule 144A.

         (8) The Class X-1 and Class X-2 Notional Amounts are defined herein and in the Prospectus Supplement.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

I.  ISSUE CHARACTERISTICS

Issue Type:                       Public: Classes A-1, A-2, A-3, A-4, B, C and D (the "Offered Certificates")

                                  Private (Rule 144A): Classes X-1, X-2, E, F, G, H, J, K, L, M, N and O

Securities Offered:               $1,097,261,000 monthly pay, multi-class, sequential pay commercial mortgage REMIC
                                  Pass-Through Certificates, including seven principal and interest classes (Classes
                                  A-1, A-2, A-3, A-4, B, C, and D)

Sellers:                          Bear Stearns Commercial Mortgage, Inc., Morgan Stanley Mortgage Capital Inc.,
                                  Principal Commercial Funding, LLC, Wells Fargo Bank, National Association, and John
                                  Hancock Real Estate Finance, Inc.

Co-lead Bookrunning Managers:     Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated

Co-Managers:                      Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC

Master Servicer:                  Wells Fargo Bank, National Association

Primary Servicers:                Principal Global Investors, LLC (with respect to the individual loans sold by
                                  Principal Commercial Funding, LLC); John Hancock Real Estate Finance, Inc. (with respect to the individual loans sold by it); Wells Fargo Bank, National Association
                                  (with respect to the individual loans sold by it, Bear Stearns Commercial Mortgage,
                                  Inc., and Morgan Stanley Mortgage Capital Inc.).

Special Servicer:                 ARCap Servicing, Inc.

Trustee:                          LaSalle Bank National Association

Paying Agent and Registrar:       Wells Fargo Bank Minnesota, National Association

Cut-Off Date:                     October 1, 2003. For purposes of the information contained in this term sheet, scheduled payments due in October 2003 with respect to mortgage loans not having payment dates on the first of each month have been deemed received on October 1,
                                  2003, not the actual day on which such scheduled payments were due.

Expected Closing Date:            On or about October 14, 2003

Distribution Dates:               The  13th of each  month,  commencing  in  November  2003 (or if the 13th is not a business day, the next succeeding business day)

Advancing:                        The Master Servicer is required to advance delinquent monthly mortgage payments to the extent recoverable. If the Master Servicer determines that a previously made advance is not recoverable, the Master Servicer will reimburse itself from the
                                  Certificate Account for the amount of the advance, plus interest. The reimbursement will be taken first from principal distributable on the Certificates and then interest. The Master Servicer has discretion to defer to later periods any reimbursements that would be taken from interest on the Certificates. Reimbursement for previously made recoverable advances deferred pursuant to a workout will be taken from principal distributable on the Certificates.

Minimum Denominations:            $25,000 for the Class A-1, A-2, A-3 and A-4 Certificates and $100,000 for all other
                                  Offered Certificates and in multiples of $1 thereafter

Settlement Terms:                 DTC, Euroclear and Clearstream, same day funds, with accrued interest

Legal/Regulatory Status:          Classes A-1, A-2, A-3, A-4, B, C and D are expected to be eligible for exemptive relief under ERISA. No Class of Certificates is SMMEA eligible.

Risk Factors:                     THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT BE SUITABLE FOR ALL INVESTORS.
                                  SEE THE "RISK FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND THE "RISK FACTORS"
                                  SECTION OF THE PROSPECTUS

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12


II. STRUCTURE CHARACTERISTICS
    -------------------------

The Class A-1 and A-2 Certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class A-3, A-4, B, C, D, E, F and G Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

IO STRUCTURE:

                              Month  0  18  30  42  54  66  78  90  96  Maturity

Class A-1    Aaa/AAA      [ %]                                         $218.0MM
Class A-2    Aaa/AAA      [ %]                                         $130.6MM
Class A-3    Aaa/AAA      [ %]                                         $185.9MM
Class A-4    Aaa/AAA      [ %]                                         $487.3MM
Class B      Aa2/AA       [ %]                                          $30.5MM
Class C      A2/A         [ %]                                          $31.9MM
Class D      A3/A-        [ %]                                          $13.1MM
Class E      Baa1/BBB+    [ %]           [BAR GRAPH OMITTED]            $14.5MM
Class F      Baa2/BBB     [ %]                                           $7.3MM
Class G      Baa3/BBB-    [ %]                                           $7.3MM
Class H      Ba1/BB+      [ %]                                           $5.8MM
Class J      Ba2/BB       [ %]                                           $5.8MM
Class K      Ba3/BB-      [ %]                                           $2.9MM
Classes L-0  B1/B+ to NR  [ %]                                          $20.3MM

[ ] X-1 + X-2 IO Strip    [ ] X-1 Notional    [ ] X-2 Notional    NR = Not Rated


                                [LEGEND OMITTED]



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

Class X-1 and X-2 Notional
Balances:                         The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the Certificate Balances of the classes of Principal Balance Certificates outstanding from time to time. The Notional Amount of the Class X-2 Certificates will equal:

                                      o    during the period from the Closing Date through and including the
                                           Distribution Date occurring in April 2005, the sum of (a) the lesser of
                                           $174,917,000 and the Certificate Balance of the Class A-1 Certificates
                                           outstanding from time to time and (b) the aggregate of the Certificate
                                           Balances of the Class A-2, Class A-3, Class A-4, Class B, Class C, Class
                                           D, Class E, Class F, Class G, Class H, Class J and Class K Certificates
                                           outstanding from time to time;

                                      o    during the period following the Distribution Date occurring in April 2005 through and including the Distribution Date occurring in April 2006, the sum of (a) the lesser of $114,520,000 and the Certificate Balance of the
                                           Class A-1 Certificates outstanding from time to time (b) the aggregate of the Certificate Balances of the Class A-2, Class A-3, Class A-4, Class B,
                                           Class C, Class D, Class E, Class F, and Class G Certificates outstanding from time to time and (c) the lesser of $1,051,000 and the Certificate
                                           Balance of the Class H Certificates outstanding from time to time;

                                      o    during the period following the Distribution Date occurring in April 2006 through and including the Distribution Date occurring in April 2007, the sum of (a) the lesser of $56,563,000 and the Certificate Balance of the
                                           Class A-1 Certificates outstanding from time to time, (b) the aggregate of the Certificate Balances of the Class A-2, Class A-3, Class A-4, Class B,
                                           Class C and Class D Certificates outstanding from time to time and (c) the lesser of $8,375,000 and the Certificate Balance of the Class E
                                           Certificates outstanding from time to time;

                                      o    during the period following the Distribution Date occurring in April 2007 through and including the Distribution Date occurring in April 2008, the sum of (a) the lesser of $85,051,000 and the Certificate Balance of the
                                           Class A-2 Certificates outstanding from time to time, (b) the aggregate of the Certificate Balances of the Class A-3, Class A-4, Class B and Class C
                                           Certificates outstanding from time to time and (c) the lesser of
                                           $1,421,000 and the Certificate Balance of the Class D Certificates
                                           outstanding from time to time;

                                      o    during the period following the Distribution Date occurring in April 2008 through and including the Distribution Date occurring in April 2009, the sum of (a) the lesser of $148,324,000 and the Certificate Balance of the
                                           Class A-3 Certificates outstanding from time to time, (b) the Certificate
                                           Balance of the Class A-4 and Class B Certificates outstanding from time to time and (c) the lesser of $16,453,000 and the Certificate Balance of the
                                           Class C Certificates outstanding from time to time;


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

                                      o    during the period following the Distribution Date occurring in April 2009 through and including the Distribution Date occurring in April 2010, the sum of (a) the lesser of $51,722,000 and the Certificate Balance of the
                                           Class A-3 Certificates outstanding from time to time, (b) the Certificate
                                           Balance of the Class A-4 and Class B Certificates outstanding from time to time and (c) the lesser of $1,937,000 and the Certificate Balance of the
                                           Class C Certificates outstanding from time to time;

                                      o    during the period following the Distribution Date occurring in April 2010 through and including the Distribution Date occurring in April 2011, the sum of (a) the lesser of $423,463,000 and the Certificate Balance of the
                                           Class A-4 certificates outstanding from time to time and (b) the lesser of
                                           $21,292,000 and the Certificate Balance of the Class B Certificates
                                           outstanding from time to time;

                                      o    during the period following the Distribution Date occurring in April 2010 through and including the Distribution Date occurring in April 2011, the sum of (a) the lesser of $423,463,000 and the Certificate Balance of the
                                           Class A-4 certificates outstanding from time to time and (b) the lesser of
                                           $21,292,000 and the Certificate Balance of the Class B Certificates
                                           outstanding from time to time; o during the period following the
                                           Distribution Date occurring in April 2011 through and including the
                                           Distribution Date occurring in October 2011, the sum of (a) the lesser of
                                           $400,483,000 and the Certificate Balance of the Class A-4 certificates outstanding from time to time and (b) the lesser of $16,433,000 and the
                                           Certificate Balance of the Class B Certificates outstanding from time to time; and

                                      o    Following the Distribution Date occurring in October 2011, $0.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

Class X-1 Pass-Through Rate:      The Pass-Through Rate applicable to the Class X-1 Certificates for the initial
                                  Distribution Date will equal approximately [__]% per annum. The Pass-Through Rate applicable to the Class X-1 Certificates for each Distribution Date subsequent to the initial Distribution Date will equal the weighted average of the respective strip rates (the "Class X-1 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-1
                                  Certificates outstanding immediately prior to the related Distribution Date
                                  (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of one of the classes of the Principal Balance Certificates. In general, the Certificate Balance of each class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates; provided that, if a portion, but not all, of the Certificate Balance of any particular class of
                                  Principal Balance Certificates is identified under "--Certificate Balance" in the prospectus supplement as being part of the total Notional Amount of the Class X-2
                                  Certificates immediately prior to any Distribution Date, then that identified portion of such Certificate Balance will also represent one or more separate components of the total Notional Amount of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date, and the remaining portion of such Certificate Balance will represent one or more other separate components of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring on or before October 2011, on any particular component of the total
                                  Notional Amount of the Class X-1 Certificates immediately prior to the related
                                  Distribution Date, the applicable Class X-1 Strip Rate will be calculated as follows:

                                      o    if such particular component consists of the entire Certificate Balance of any class of Principal Balance Certificates, and if such Certificate
                                           Balance also constitutes, in its entirety, a component of the total
                                           Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for
                                           such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such Distribution Date as set forth on Schedule A of the prospectus supplement and (ii) the Pass-Through Rate for such Distribution
                                           Date for such class of Principal Balance Certificates;

                                      o    if such particular component consists of a designated portion (but not all)
                                           of the Certificate Balance of any class of Principal Balance Certificates, and if such designated portion of such Certificate Balance also constitutes a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable
                                           Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted
                                           Average Net Mortgage Rate for such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such Distribution Date as set forth on Schedule A of the prospectus supplement and (ii) the Pass-Through
                                           Rate for such Distribution Date for such class of Principal Balance
                                           Certificates;


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

                                      o    if such particular component consists of the entire Certificate Balance of any class of Principal Balance Certificates, and if such Certificate
                                           Balance does not, in whole or in part, also constitute a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage
                                           Rate for such Distribution Date, over (b) the Pass-Through Rate for such
                                           Distribution Date for such class of Principal Balance Certificates; and

                                      o    if such particular component consists of a designated portion (but not all)
                                           of the Certificate Balance of any class of Principal Balance Certificates, and if such designated portion of such Certificate Balance does not also constitute a component of the total Notional Amount of the Class X-2
                                           Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the
                                           Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the
                                           Pass-Through Rate for such Distribution Date for such class of Principal
                                           Balance Certificates.

                                  For any Distribution Date occurring after October 2011, the Certificate Balance of each class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates, and the applicable Class
                                  X-1 Strip Rate with respect to each such component for each such Distribution Date will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for
                                  such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates. Under no circumstances will the
                                  Class X-1 Strip Rate be less than zero.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12


Class X-2 Pass-Through Rate:      Distribution Date will equal approximately [__]% per annum. The Pass-Through Rate applicable to the Class X-2 Certificates for each Distribution Date subsequent to the initial Distribution Date and on or before the Distribution Date in October 2011 will equal the weighted average of the respective strip rates (the "Class X-2 Strip
                                  Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-2 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution
                                  Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of a specified class of Principal Balance Certificates. If all or a designated portion of the Certificate Balance of any class of Principal
                                  Balance Certificates is identified above as being part of the total Notional Amount of the Class X-2 Certificates immediately prior to any Distribution Date, then that
                                  Certificate Balance (or designated portion thereof) will represent one or more separate components of the total Notional Amount of the Class X-2 Certificates for purposes of calculating the accrual of interest for the related Distribution Date.
                                  For any Distribution Date occurring on or before October 2011, on any particular component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, the applicable Class X-2 Strip Rate will equal the excess, if any, of:

                                      o    the lesser of (a) the rate per annum corresponding to such Distribution
                                           Date as set forth on Schedule A of the prospectus supplement and (b) the
                                           Weighted Average Net Mortgage Rate for such Distribution Date, over

                                      o    the Pass-Through Rate for such Distribution Date for the class of Principal
                                           Balance Certificates whose Certificate Balance, or a designated portion thereof, comprises such component.

                                           Under no circumstances will the Class X-2 Strip Rate be less than zero.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12



Prepayment Premium Allocation:        Any Prepayment Premiums/Yield Maintenance Charges collected with respect to a
                                      Mortgage Loan during any particular Collection Period will be distributed to the holders of each Class of Principal Balance Certificates (other than an excluded class as defined below) then entitled to distributions of principal on such
                                      Distribution Date in an amount equal to the lesser of (i) such Prepayment
                                      Premium/Yield Maintenance Charge and (ii) the Prepayment Premium/Yield
                                      Maintenance Charge multiplied by the product of (a) a fraction, the numerator of which is equal to the amount of principal distributed to the holders of that
                                      Class on the Distribution Date, and the denominator of which is the total principal distributed on that distribution date, and (b) a fraction not greater than one, the numerator of which is equal to the excess, if any, of the
                                      Pass-Through Rate applicable to that Class, over the relevant Discount Rate (as defined in the Prospectus Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage Loan that prepaid, over the relevant Discount Rate.

                                      The portion, if any, of the Prepayment Premium/Yield Maintenance Charge
                                      remaining after such payments to the holders of the Principal Balance
                                      Certificates will be distributed to the holders of the Class X-1 Certificates and Class X-2 Certificates based on an [______] ratio through the Distribution
                                      Date in [______]. After the Distribution Date in [______] all Prepayment
                                      Premium/Yield Maintenance charges remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the Class X-1
                                      Certificates. For the purposes of the foregoing, the Class H Certificates and below are the excluded classes.

                                      The following is an example of the Prepayment Premium Allocation under (ii)
                                      above based on the information contained herein and the following assumptions:

                                      o   Two Classes of Certificates: Class A-2 and X

                                      o   The characteristics of the Mortgage Loan being prepaid are as follows:

                                          -   Mortgage Rate: 6.00%

                                          -   Maturity Date: 10 years

                                      o   The Discount Rate is equal to 3.00%

                                      o   The Class A-2 Pass-Through Rate is equal to 4.00%

                                                                   CLASS A CERTIFICATES
                                     ---------------------------------------------------------------------------------
                                                                                                           YIELD
                                                                                                        MAINTENANCE
                                                      METHOD                            FRACTION         ALLOCATION
                                                                                     --------------    ---------------
                                                                                        CLASS A-2        CLASS A-2
                                                                                     --------------    ---------------
                                    (Class A-2 Pass-Through Rate - Discount Rate)     (4.00%-3.00%)
                                    ---------------------------------------------     -------------        33.33%
                                           (Mortgage Rate - Discount Rate)            (6.00%-3.00%)



                                                                   CLASS X CERTIFICATE
                                     ---------------------------------------------------------------------------------
                                                                                                           YIELD
                                                                                                        MAINTENANCE
                                                      METHOD                          FRACTION           ALLOCATION
                                     ------------------------------------------  ------------------  -----------------
                                            1 - Class A-2 YM Allocation              1 - 33.33%            66.67%

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS, PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12


III. SELLERS          Bear Stearns Commercial Mortgage, Inc. ("BSCMI")

                      The Mortgage Pool includes 35 Mortgage Loans, representing 28.2% of the Initial Pool Balance, that were originated by BSCMI and/or its affiliates.

                      BSCMI originates loans secured by retail, office, industrial, multifamily, self-storage and hotel properties as well as manufactured housing communities located in the United States. BSCMI and its affiliates originate and underwrite loans through four offices located throughout the United States. BSCMI loan origination and underwriting professionals are all full-time BSCMI employees.

                      Morgan Stanley Mortgage Capital Inc. ("MSMC")

                      The Mortgage Pool includes 10 Mortgage Loans, representing 21.8% of the Initial Pool Balance, that were originated by or on behalf of MSMC or purchased from a third party.

                      MSMC is an affiliate of Morgan Stanley & Co. Incorporated and was formed to originate and purchase mortgage loans secured by commercial and multifamily real estate.

                      Principal Commercial Funding, LLC ("PCF")

                      The Mortgage Pool includes 40 Mortgage Loans, representing 19.9% of the Initial Pool Balance, that were originated by PCF and/or its affiliates.

                      PCF is a wholly owned subsidiary of Principal Global Investors, LLC, which is a wholly owned subsidiary of Principal Life Insurance Company. PCF was formed as a Delaware limited liability company to originate and acquire loans secured by commercial and multi-family real estate. Each of the PCF loans was originated and underwritten by PCF and/or its affiliates.

                      Wells Fargo Bank, National Association ("Wells Fargo")

                      The Mortgage Pool includes 47 Mortgage Loans, representing 19.8% of the Initial Pool Balance, that were originated by Wells Fargo.

                      Wells Fargo is a national banking association and affiliate of Wells Fargo & Company that provides a full range of banking services to individual, agribusiness, real estate, commercial and small business customers. The loans originated by Wells Fargo were originated through its Capital Markets Group.

                      John Hancock Real Estate Finance, Inc. ("JHREF")

                      The Mortgage Pool includes 20 Mortgage Loans, representing 10.3% of the Initial Pool Balance, which were originated by JHREF and/or its affiliates.

                      JHREF is a wholly owned subsidiary of John Hancock Subsidiaries LLC, which, in turn, is a wholly owned subsidiary of John Hancock Life Insurance Company. JHREF was founded in 1982 and is headquartered in Boston, Massachusetts. Each of the JHREF loans was originated and underwritten by JHREF at their headquarters in Boston, Massachusetts.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

IV.  COLLATERAL DESCRIPTION

                                TEN LARGEST LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     CUT-OFF
                                                                 PROPERTY   CUT-OFF DATE   UNITS/   LOAN PER           DATE  BALLOON
 NO.            PROPERTY NAME                   CITY     STATE     TYPE        BALANCE       SF     UNIT/SF    DSCR    LTV     LTV
----- ------------------------------------ ------------- ----- ----------- ------------- ---------- --------- ------ ------- -------
  1.  West Valley Mall                     Tracy          CA   Retail        $66,587,397    621,697     $107  2.16x   61.5%   50.3%
----- ------------------------------------ ------------- ----- ----------- ------------- ---------- --------- ------ ------- -------
  2.  WestShore Plaza                      Tampa          FL   Retail        $65,922,009    356,024     $281  2.00x   63.3%   53.7%
----- ------------------------------------ ------------- ----- ----------- ------------- ---------- --------- ------ ------- -------
  3.  200 Berkeley  & Stephen L. Brown     Boston         MA   Office        $50,000,000  1,137,331     $132  2.98x   53.6%   53.6%
      Buildings
----- ------------------------------------ ------------- ----- ----------- ------------- ---------- --------- ------ ------- -------
  4.  360 Lexington                        New York       NY   Office        $38,600,000    251,382     $154  2.02x   59.4%   59.4%
----- ------------------------------------ ------------- ----- ----------- ------------- ---------- --------- ------ ------- -------
  5.  GGP Portfolio - Woodlands Village    Flagstaff      AZ   Retail         $8,057,206     91,858      $52  1.75x   67.8%   58.8%
      GGP Portfolio - Riverside Plaza      Provo          UT   Retail         $6,306,504    172,155      $52  1.75x   67.8%   58.8%
      GGP Portfolio - Division Crossing    Portland       OR   Retail         $6,097,614     93,729      $52  1.75x   67.8%   58.8%
      GGP Portfolio - River Pointe Plaza   West Jordan    UT   Retail         $4,406,595     51,311      $52  1.75x   67.8%   58.8%
      GGP Portfolio - Fort Union           Midvale        UT   Retail         $3,183,094     32,968      $52  1.75x   67.8%   58.8%
      GGP Portfolio - Halsey Crossing      Gresham        OR   Retail         $2,984,150     99,438      $52  1.75x   67.8%   58.8%
      GGP Portfolio - Orem Plaza Center    Orem           UT   Retail         $2,844,890     85,221      $52  1.75x   67.8%   58.8%
      GGP Portfolio - Austin Buffs Plaza   Colorado       CO   Retail         $2,645,947     80,902      $52  1.75x   67.8%   58.8%
      GGP Portfolio - Orem Plaza State     Orem           UT   Retail         $1,760,649     27,497      $52  1.75x   67.8%   58.8%
                                                                              ----------     ------      ---  -----   -----   -----
                               SUBTOTAL:                                     $38,286,649    735,079      $52  1.75X   67.8%   58.8%
----- ------------------------------------ ------------- ----- ----------- ------------- ---------- --------- ------ ------- -------
  6.  Westgate Marketplace                 Houston        TX   Retail        $30,136,345    206,100     $146  1.59x   77.3%   68.6%
----- ------------------------------------ ------------- ----- ----------- ------------- ---------- --------- ------ ------- -------
  7.  Sun Valley Apartments                Florham Park   NJ   Multifamily   $28,880,522        306  $94,381  1.40x   57.0%   1.1%
----- ------------------------------------ ------------- ----- ----------- ------------- ---------- --------- ------ ------- -------
  8.  Town Square Mall                     Vestal         NY   Retail        $20,900,000    279,601      $75  3.52x   60.6%   60.6%
----- ------------------------------------ ------------- ----- ----------- ------------- ---------- --------- ------ ------- -------
  9.  Cedar Knolls Shopping Center         Cedar Knolls   NJ   Retail        $19,965,143    269,961      $74  1.86x   58.7%   43.7%
----- ------------------------------------ ------------- ----- ----------- ------------- ---------- --------- ------ ------- -------
 10.  284 Mott Street                      New York       NY   Multifamily   $19,930,598        163 $122,274  2.42x   40.1%   22.3%
----- ------------------------------------ ------------- ----- ----------- ------------- ---------- --------- ------ ------- -------
      TOTALS/WEIGHTED AVERAGES                                              $379,208,663                      2.15X   60.8%   49.6%
------------------------------------------------------------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12


CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
                                            NO. OF       AGGREGATE
                                           MORTGAGE     CUT-OFF DATE      % OF
                                             LOANS       BALANCE ($)      POOL
--------------------------------------------------------------------------------
1 - 1,000,000                                  3          2,650,823        0.2
1,000,001 - 2,000,000                         36         55,398,149        4.8
2,000,001 - 3,000,000                         12         29,740,458        2.6
3,000,001 - 4,000,000                         23         80,306,086        6.9
4,000,001 - 5,000,000                         12         55,862,117        4.8
5,000,001 - 6,000,000                         11         61,475,610        5.3
6,000,001 - 7,000,000                          5         33,249,782        2.9
7,000,001 - 8,000,000                          5         38,067,307        3.3
8,000,001 - 9,000,000                          4         35,068,747        3.0
9,000,001 - 10,000,000                        12        115,479,267        9.9
10,000,001 - 15,000,000                       12        155,059,112       13.4
15,000,001 - 20,000,000                        9        159,452,413       13.7
20,000,001 - 25,000,000                        1         20,900,000        1.8
25,000,001 (greater than or equal to)          7        318,412,921       27.4
--------------------------------------------------------------------------------
TOTAL:                                       152      1,161,122,793      100.0
--------------------------------------------------------------------------------
Min:  659,077               Max: 66,587,397            Average: 7,638,966
--------------------------------------------------------------------------------



STATE
----------------------------------------------------------------------------
                                   NO. OF         AGGREGATE
                                  MORTGAGED      CUT-OFF DATE        % OF
                                 PROPERTIES       BALANCE ($)        POOL
----------------------------------------------------------------------------
Southern California                  26         112,524,018           9.7
Northern California                  14         108,297,348           9.3
Florida                              13         139,354,260          12.0
New York                             12         136,427,614          11.7
New Jersey                           11         121,643,094          10.5
Massachusetts                         7         104,661,338           9.0
Texas                                10          70,024,983           6.0
Arizona                               6          43,630,697           3.8
Virginia                              7          37,632,603           3.2
Illinois                              4          36,904,073           3.2
Maryland                              3          29,603,240           2.5
Other States                         53         220,419,525          19.0
----------------------------------------------------------------------------
 TOTAL:                             166       1,161,122,793         100.0
----------------------------------------------------------------------------



PROPERTY TYPE
----------------------------------------------------------------------------
                                   NO. OF         AGGREGATE
                                  MORTGAGED      CUT-OFF DATE        % OF
                                 PROPERTIES       BALANCE ($)        POOL
----------------------------------------------------------------------------
Retail                               76         603,749,609          52.0
Office                               22         235,577,872           0.3
Industrial                           29         103,125,363           8.9
Multifamily                          18          96,326,914           8.3
Mixed Use                             6          37,476,020           3.2
Other - Leased                        3          28,944,882           2.5
Manuf. Housing                        5          27,967,414           2.4
Hospitality                           4          17,398,853           1.5
Self Storage                          3          10,555,868           0.9
----------------------------------------------------------------------------
TOTAL:                              166       1,161,122,793         100.0
----------------------------------------------------------------------------



MORTGAGE RATE (%)
----------------------------------------------------------------------------
                                   NO. OF         AGGREGATE
                                  MORTGAGE       CUT-OFF DATE        % OF
                                    LOANS         BALANCE ($)        POOL
----------------------------------------------------------------------------
<= 4.500                             14         205,903,678          17.7
4.501 - 5.000                        24         248,244,041          21.4
5.001 - 5.500                        42         339,764,680          29.3
5.501 - 6.000                        52         245,812,968          21.2
6.001 - 6.500                        14          79,004,264           6.8
6.501 <=                              6          42,393,162           3.7
----------------------------------------------------------------------------
TOTAL:                              152       1,161,122,793         100.0
----------------------------------------------------------------------------
 Min: 3.430               Max: 7.520                 Wtd Avg: 5.147
----------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
----------------------------------------------------------------------------
                                   NO. OF         AGGREGATE
                                  MORTGAGE       CUT-OFF DATE        % OF
                                    LOANS         BALANCE ($)        POOL
----------------------------------------------------------------------------
1 - 60                                8         125,908,996          10.8
61 - 120                            122         884,723,271          76.2
121 - 180                            16         130,351,984          11.2
181 - 240                             6          20,138,542           1.7
----------------------------------------------------------------------------
TOTAL:                              152       1,161,122,793         100.0
----------------------------------------------------------------------------
 Min: 48                   Max: 240                   Wtd Avg:  112
----------------------------------------------------------------------------



REMAINING TERM TO STATED MATURITY (MOS)
----------------------------------------------------------------------------
                                   NO. OF         AGGREGATE
                                  MORTGAGE       CUT-OFF DATE        % OF
                                    LOANS         BALANCE ($)        POOL
----------------------------------------------------------------------------
1 - 60                                8         125,908,996          10.8
61 - 120                            122         884,723,271          76.2
121 - 180                            16         130,351,984          11.2
181 - 240                             6          20,138,542           1.7
----------------------------------------------------------------------------
TOTAL:                              152       1,161,122,793         100.0
----------------------------------------------------------------------------
 Min: 40                    Max: 239                 Wtd Avg: 109
----------------------------------------------------------------------------



REMAINING AMORTIZATION TERM (MOS)
----------------------------------------------------------------------------
                                   NO. OF         AGGREGATE
                                  MORTGAGE       CUT-OFF DATE        % OF
                                    LOANS         BALANCE ($)        POOL
----------------------------------------------------------------------------
Interest Only                        21         251,205,750          21.6
121 - 180                            13          76,078,078           6.6
181 - 240                            14          61,222,378           5.3
241 - 300                            38         314,416,237          27.1
301 - 360                            66         458,200,351          39.5
----------------------------------------------------------------------------
TOTAL:                              152       1,161,122,793         100.0
----------------------------------------------------------------------------
 Non Zero Min: 143               Max: 360          Non Zero Wtd Avg: 311
----------------------------------------------------------------------------



CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
----------------------------------------------------------------------------
                                   NO. OF         AGGREGATE
                                  MORTGAGE       CUT-OFF DATE        % OF
                                    LOANS         BALANCE ($)        POOL
----------------------------------------------------------------------------
<= 25.0                               2           2,998,003           0.3
25.1 - 35.0                           5          12,420,391           1.1
35.1 - 45.0                          14          92,021,210           7.9
45.1 - 55.0                          39         230,524,584          19.9
55.1 - 65.0                          51         492,409,215          42.4
65.1 - 75.0                          34         260,547,330          22.4
75.1 - 85.0                           7          70,202,061           6.0
----------------------------------------------------------------------------
TOTAL:                              152       1,161,122,793         100.0
----------------------------------------------------------------------------
 Min: 4.4                        Max: 77.3              Wtd Avg: 59.7
----------------------------------------------------------------------------



LOAN-TO-VALUE RATIO AT MATURITY (%)
----------------------------------------------------------------------------
                                   NO. OF         AGGREGATE
                                  MORTGAGE       CUT-OFF DATE        % OF
                                    LOANS         BALANCE ($)        POOL
----------------------------------------------------------------------------
 0.1 - 25.0                          24         121,960,965          10.5
 25.1 - 35.0                         15          69,769,136           6.0
 35.1 - 45.0                         26         143,093,894          12.3
 45.1 - 55.0                         50         438,407,608          37.8
 55.1 - 65.0                         33         334,301,382          28.8
 65.1 - 75.0                          4          53,589,808           4.6
----------------------------------------------------------------------------
TOTAL:                              152       1,161,122,793         100.0
----------------------------------------------------------------------------
  Min: 0.4                     Max: 69.9              Wtd Avg:  47.4
----------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
----------------------------------------------------------------------------
                                   NO. OF         AGGREGATE
                                  MORTGAGE       CUT-OFF DATE        % OF
                                    LOANS         BALANCE ($)        POOL
----------------------------------------------------------------------------
 <= 1.25                              5          40,193,784           3.5
 1.26 - 1.35                          9          50,341,130           4.3
 1.36 - 1.45                         10          76,731,997           6.6
 1.46 - 1.55                         10          54,368,370           4.7
 1.56 - 1.65                         18         123,286,254          10.6
 1.66 - 1.75                         15         117,796,198          10.1
 1.76 - 1.85                          9          35,663,125           3.1
 1.86 <=                             76         662,741,936          57.1
----------------------------------------------------------------------------
TOTAL:                              152       1,161,122,793         100.0
----------------------------------------------------------------------------
  Min: 1.20                   Max: 35.43                Wtd Avg:  2.13
----------------------------------------------------------------------------


All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of Mortgage Loans secured by multiple properties. Sum of columns may not match "Total" due to rounding.






This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12



PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                OCT-03            OCT-04           OCT-05         OCT-06          OCT-07          OCT-08
-----------------------------------------------------------------------------------------------------------------------------------
Locked Out                           100.00%            98.42%           97.25%         70.43%           66.34%          63.20%
Greater of YM and 1.00% (2)(3)         0.00%             1.58%            2.75%         29.57%           33.66%          36.80%
Greater of YM and 3.00% (2)(3)         0.00%             0.00%            0.00%          0.00%            0.00%           0.00%
Open                                   0.00%             0.00%            0.00%          0.00%            0.00%           0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                               100.00%           100.00%          100.00%        100.00%          100.00%         100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $1,161,122,793    $1,144,206,170   $1,125,882,580  $1,106,145,246  $1,084,311,192    $939,560.401
% Initial Pool Balance               100.00%            98.54%           96.96%         95.27%           93.38%          80.92%
-----------------------------------------------------------------------------------------------------------------------------------



PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions (cont'd)       OCT-09            OCT-10           OCT-11         OCT-12          OCT-13          OCT-14
-----------------------------------------------------------------------------------------------------------------------------------
Locked Out                             59.75%            65.82%           66.88%         58.59%          47.37%          44.87%
Greater of YM and 1.00% (2)(3)         38.07%            34.18%           33.12%         35.12%          52.63%          55.13%
Greater of YM and 3.00% (2)(3)          0.00%             0.00%            0.00%          0.00%           0.00%           0.00%
Open                                    2.17%             0.00%            0.00%          6.30%           0.00%           0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                                100.00%           100.00%          100.00%        100.00%         100.00%         100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding            $884,137,964     $670,221,336     $637,816,584    $549,701,794    $84,500,895     $75,652,270
% Initial Pool Balance                 76.15%            57.72%           54.93%         47.34%           7.28%           6.52%
-----------------------------------------------------------------------------------------------------------------------------------



PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions (cont'd)       OCT-15            OCT-16
-----------------------------------------------------------------------------------------------------------------------------------
Locked Out                             50.62%            50.80%
Greater of YM and 1.00% (2)(3)         49.38%            49.20%
Greater of YM and 3.00% (2)(3)          0.00%             0.00%
Open                                    0.00%             0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                                100.00%           100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding            $54,404,076       $43,216,231
% Initial Pool Balance                  4.69%             3.72%
-----------------------------------------------------------------------------------------------------------------------------------

NOTES:
(1) The analysis is based on the Structuring Assumptions and a 0% CPR as discussed herein.

(2)  See Appendix II for a description of the Yield Maintenance.

(3)  DEF/YM1 loans have been modeled as Yield Maintenance.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12


--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 1 - WEST VALLEY MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:          $67,000,000


CUT-OFF DATE BALANCE:      $66,587,397


FIRST PAYMENT DATE:        8/01/2003


INTEREST RATE:             3.430%


AMORTIZATION:              300 months


ARD:                       NAP


HYPERAMORTIZATION:         NAP


MATURITY DATE:             4/01/2010


EXPECTED MATURITY BALANCE: $54,543,070


SPONSOR(S):                GGPLP L.L.C.


INTEREST CALCULATION:      Actual/360



CALL PROTECTION:           Lockout until the earlier of June 13, 2006 or 2 years
                           after the REMIC "startup" date, with US Treasury defeasance through December 31, 2009. The loan is freely prepayable without premium from and after January 1, 2010.


LOAN PER UNIT:             $107.11


UP-FRONT RESERVES:          RE Tax:      $207,460


ONGOING RESERVES(1):        RE Tax:       $52,487 / month
                            Insurance:    Springing
                            Cap Ex:       Springing

LOCKBOX(2):                 Soft to Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:  Single Asset


PROPERTY TYPE:           Retail


PROPERTY SUB-TYPE:       Anchored


LOCATION:                Tracy, CA


YEAR BUILT/RENOVATED:    1995 / NAP


OCCUPANCY(3):            95.9%


SQUARE FOOTAGE(4):       621,697


THE COLLATERAL:          Anchored regional mall


OWNERSHIP INTEREST:      Fee


MAJOR TENANTS        % NRSF       RENT PSF       LEASE EXPIRATION
-------------        ------       --------       ----------------

Gottschalks           16.3%         $5.50           1/31/2016

Sears                 13.7%         $4.19           10/31/2012

J.C. Penney            8.1%         $5.75            3/31/2016


PROPERTY MANAGEMENT:     General Growth Properties


U/W NET OP. INCOME:      $8,980,223


U/W NET CASH FLOW:       $8,634,719


APPRAISED VALUE:         $108,350,000


CUT-OFF DATE LTV:        61.5%


MATURITY DATE LTV:       50.3%

DSCR:                    2.16x




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) The Borrower will be required to escrow 1/12 of annual insurance premiums monthly only in the event that the borrower fails to provide the lender with acceptable evidence of required insurance. A replacement reserve for capital expenditures in the amount of $10,379 per month (subject to a one year cap) will be required if (i) an event of default occurs or (ii) the debt service coverage ratio is less than 1.10x based on the preceding 12 consecutive month period or (iii) bankruptcy of property manager.

(2) A Hard Lockbox trigger event is defined as (a) any event of default, (b) bankruptcy of property manager, or (c) the lender's determination that the debt service coverage ratio is less than 1.10x based on the preceding 12 consecutive month period.

(3)  Occupancy is based on the rent roll dated June 11, 2003.

(4) The total square footage of the West Valley Mall property is 717,573 square feet, which includes a 95,876 square foot Target store that is not part of the collateral.

THE WEST VALLEY MALL LOAN

     THE LOAN. The largest loan, the West Valley Mall Loan (the "West Valley Mall Loan") as evidenced by a promissory note is secured by a first priority mortgage encumbering a portion of the 717,573 square foot regional shopping center know as West Valley Mall, located in Tracy, California (the "West Valley Mall Property"). The West Valley Mall Loan was originated on June 13, 2003 by Bear Stearns Commercial Mortgage, Inc. ("BSCMI").

     THE BORROWER. The borrower is Tracy Mall Partners, L.P., (the "West Valley Mall Borrower"), that owns no material assets other than the West Valley Mall Property and related interests. The West Valley Mall Borrower is a single purpose entity whose general partner has an independent director. A non-consolidation opinion as to the Borrower was delivered at closing. The sponsor is General Growth


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

Properties ("GGP"). GGP and its predecessor companies have been in the shopping center business for nearly 50 years and is currently the 2nd largest regional mall REIT in the US. As of September 19, 2003, GGP had ownership interests in and/or management responsibility for 163 regional shopping malls in 39 states totaling more than 146 million square feet of retail space occupied by more than 16,000 retailers nationwide. GGP is rated 'BBB- stable' / 'Ba1 stable' by S&P and Moody's respectively and has a current market capitalization of $5 billion as of September 1, 2003.

     THE PROPERTY. The West Valley Mall Property is a 717,573 SF regional mall situated on approximately 92 acres located in Tracy, CA approximately 60 miles east of San Francisco and 60 miles south of Sacramento. The Property is located along the north side of Interstate 205 and offers frontage and visibility from the interstate freeway. The center consists of approximately 436,024 SF of anchor tenants including Gottschalks, JCPenney, Sears, Barnes & Noble, Ross Dress for Less, a 14-screen Cinemark movie theater, and Target (not part of the collateral). The mall also has approximately 56,465 SF of peripheral space which is occupied by a Pier 1, Best Buy, Cost Plus, and others. In addition, there is approximately 225,084 SF of in-line mall shop space with an occupancy level of 89%. Sales per square foot for comparable in-line tenants of less than 10,000 square feet were approximately $294 with an occupancy cost of 10.4%. The property also contains seven ground leased out parcels (not part of owned GLA) with a number of improvements including a 63-room Hampton Inn, 64-room Fairfield Inn, auto dealership, and four restaurants.

------------------------------------------------------------------------------------------------------------------------------
                                                LEASE ROLLOVER SCHEDULE

                           # OF           AVERAGE BASE     % OF TOTAL    CUMULATIVE %    % OF TOTAL BASE      CUMULATIVE % OF
                          LEASES         RENT PER SF       SQUARE FEET      OF SF        RENTAL REVENUES       TOTAL RENTAL
          YEAR            ROLLING          ROLLING          ROLLING        ROLLING            ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant               11              --                4%             4%               --                  --
------------------------------------------------------------------------------------------------------------------------------
      2003 and MTM             2            $24.02              1%             5%               1%                  1%
------------------------------------------------------------------------------------------------------------------------------
          2004                 5            $27.89              1%             6%               2%                  3%
------------------------------------------------------------------------------------------------------------------------------
          2005                 7            $31.00              1%             7%               4%                  7%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2006                31            $20.12             13%            20%              22%                 29%
------------------------------------------------------------------------------------------------------------------------------
          2007                 9            $12.93              7%            26%               7%                 36%
------------------------------------------------------------------------------------------------------------------------------
          2008                11            $15.39              6%            32%               8%                 44%
------------------------------------------------------------------------------------------------------------------------------
          2009                 1            $54.09              --            33%               1%                 45%
------------------------------------------------------------------------------------------------------------------------------
          2010                 6            $16.70              2%            35%               3%                 48%
------------------------------------------------------------------------------------------------------------------------------
          2011                 4            $15.39              4%            38%               5%                 53%
------------------------------------------------------------------------------------------------------------------------------
          2012                 5            $6.31              15%            53%               8%                 61%
------------------------------------------------------------------------------------------------------------------------------
     2013 & Beyond            13            $9.75              47%           100%              39%                100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The West Valley Mall Property is self-managed by the West Valley Mall Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Vacant, non-income producing and unimproved portions of the property may be released from the lien of the mortgage upon satisfaction of certain conditions set forth in the loan documents; including, a no-downgrade confirmation from the rating agencies


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12


--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - WESTSHORE PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE(1):       $66,000,000


CUT-OFF DATE BALANCE:      $65,922,009

FIRST PAYMENT DATE:        10/09/2003

INTEREST RATE:             5.090%

AMORTIZATION:              360 months

ARD:                       NAP

HYPERAMORTIZATION:         NAP

MATURITY DATE:             9/09/2012

EXPECTED MATURITY          $55,983,989
BALANCE:

SPONSOR(S):                Glimcher Properties Limited
                           Partnership

INTEREST CALCULATION:      Actual/360




CALL PROTECTION:           Lockout until the earlier of August
                           27, 2006 or 2 years after the final
                           securitization of any note secured by
                           the WestShore Plaza Property, with
                           U.S. Treasury defeasance thereafter.
                           Prepayable without penalty from and
                           after August 9, 2012.

LOAN PER SF(1):            $280.55


UP-FRONT RESERVES:         Deferred Maintenance:  $1,010,500



ONGOING RESERVES(2):       RE Tax:                Springing

                           Insurance:             Springing

                           TI/LC:                 Springing

LOCKBOX:                   Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO: Single Asset


PROPERTY TYPE:          Retail

PROPERTY SUB-TYPE:      Anchored

LOCATION:               Tampa, FL

YEAR BUILT/RENOVATED:   1967, 1974 / 1983, 1993 and 2000

OCCUPANCY(3):           92.3%

SQUARE FOOTAGE(4):      356,024

THE COLLATERAL:         Anchored super-regional mall retail center

OWNERSHIP INTEREST:     Fee





MAJOR TENANTS             % NRSF     RENT PSF    LEASE EXPIRATION
-------------             ------     --------    ----------------

American Multi Cinema     17.4%       $29.50         1/1/2021

GAP, Inc.(5)              11.4%       $24.27     2006; 2008; 2009;
                                                       2011

Limited, Inc.(6)           7.1%       $25.75     2004; 2007; 2008



PROPERTY MANAGEMENT:    Glimcher Properties Limited Partnership

U/W NET OP. INCOME:     $13,301,246

U/W NET CASH FLOW:      $12,992,321

APPRAISED VALUE:        $157,900,000

CUT-OFF DATE LTV(1):    63.3%

MATURITY DATE LTV(1):   53.7%

DSCR(1):                2.00x



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) The subject $66,000,000 loan represents a 66.0% pari passu interest in a $100,000,000 loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $100,000,000 financing.

(2) Upon the occurrence and continuance of a Trigger Period, (a) the borrower is required to deposit all accrued insurance and real estate taxes for the insurance period and tax year into an escrow account. In addition, during this time period, a monthly deposit shall be made into this escrow account in the amount of 1/12 of the annual real estate taxes and insurance premiums; and (b) the borrower is required to deposit $29,247 per month into a TI/LC reserve account. A "Trigger Period" is defined as (a) the occurrence and continuance of an event of default; or (b) the DSCR is less than or equal to 1.20x at the end of any calendar quarter, until such time that the WestShore Plaza Property achieves a DSCR of greater than 1.20x for 6 consecutive months. Additionally, regardless of whether a Trigger Period is in effect, the borrower must deposit into a separate TI/LC reserve account any payments or fees received from a tenant under any major lease in connection with a termination of that tenant's lease. The funds in that reserve account will be used for tenant improvements and leasing commissions or rent shortfalls with respect to the terminated space. The borrower may substitute letters of credit in lieu of certain of the reserve deposits.

(3)  Occupancy is based on the rent roll dated May 1, 2003.

(4)  The total square footage of the property, including anchors, is 1,059,901.

(5) GAP, Inc. includes four tenants totaling 40,421 square feet: Gap, Gap Kids, Banana Republic and Old Navy.

(6) Limited, Inc. includes four tenants totaling 25,175 square feet: Limited, Limited Too, Victoria's Secret and Express/ Bath & Body Works.

THE WESTSHORE PLAZA LOAN

     THE LOAN. The second largest loan (the "WestShore Plaza Loan") as evidenced by the Promissory Note (the "WestShore Plaza Note") is secured by a first priority fee Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "WestShore Plaza Mortgage") encumbering a portion of the 1,059,901 square foot super-regional shopping center known as WestShore Plaza, located in Tampa, Florida (the "WestShore Plaza Property"). The WestShore Plaza Loan was originated on August 27, 2003 by Morgan Stanley Mortgage Capital Inc. ("MSMC").


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12


     THE BORROWER. The borrower is Glimcher WestShore, LLC, a Delaware limited liability company (the "WestShore Plaza Borrower") that owns no material asset other than the WestShore Plaza Property and related interests. The WestShore Plaza Borrower is a wholly-owned, direct subsidiary of Glimcher Realty Trust, a REIT that was formed in 1994 to continue and expand the business of the Glimcher Company and that now reports ownership or joint venture interests in 70 properties, aggregating more than 25,000,000 sf of gross leaseable area.

     THE PROPERTY. The WestShore Plaza Property is located at 250 WestShore Plaza, Tampa, Florida, approximately two miles from Tampa International Airport. The WestShore Plaza Property was originally constructed in 1967, with an addition in 1974, and renovated in 1983, 1993 and 2000. It consists of a 1,059,901 square foot, super-regional enclosed mall anchored by Saks Fifth Avenue (approximately 100,000 sf), Sears (164,223 sf), Burdines (228,462 sf) and JC Penney (211,192 sf). Saks Fifth Avenue, Sears and JC Penney lease their pads from the borrower and pay ground rent. Burdines owns its store and the land on which it is located and is not part of the collateral. The WestShore Plaza Property also includes 356,024 sf of in-line tenants. The WestShore Plaza Property is situated on approximately 50 acres and contains 4,807 parking spaces on grade and within three garages.


------------------------------------------------------------------------------------------------------------------------------
                                                LEASE ROLLOVER SCHEDULE

                           # OF           AVERAGE BASE     % OF TOTAL    CUMULATIVE %    % OF TOTAL BASE     CUMULATIVE % OF
                          LEASES         RENT PER SF       SQUARE FEET      OF SF        RENTAL REVENUES    TOTAL BASE RENTAL
          YEAR            ROLLING          ROLLING          ROLLING        ROLLING            ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant
                              14             --               8%             8%                 --                  --
------------------------------------------------------------------------------------------------------------------------------
      2003 and MTM            10          $21.36              4%            12%                 3%                  3%
------------------------------------------------------------------------------------------------------------------------------
          2004                 9          $34.97              4%            16%                 5%                  8%
------------------------------------------------------------------------------------------------------------------------------
          2005                 8          $32.53              6%            22%                 6%                 15%
------------------------------------------------------------------------------------------------------------------------------
          2006                 5          $28.26             10%            32%                 9%                 24%
------------------------------------------------------------------------------------------------------------------------------
          2007                 9          $35.07              8%            39%                 9%                 33%
------------------------------------------------------------------------------------------------------------------------------
          2008                11          $39.25              6%            46%                 9%                 42%
------------------------------------------------------------------------------------------------------------------------------
          2009                 6          $27.95              6%            52%                 6%                 47%
------------------------------------------------------------------------------------------------------------------------------
          2010                 6          $31.52              5%            57%                 6%                 53%
------------------------------------------------------------------------------------------------------------------------------
          2011                14          $47.70              8%            65%                13%                 66%
------------------------------------------------------------------------------------------------------------------------------
          2012                 7          $29.79              5%            69%                 5%                 71%
------------------------------------------------------------------------------------------------------------------------------
     2013 & Beyond            16          $27.96             31%           100%                29%                100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The WestShore Plaza Property is managed by Glimcher Properties Limited Partnership, which is an affiliate of the WestShore Plaza Borrower. The management fees are subordinate and subject to the WestShore Plaza Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Generally prohibited, except amounts for the financing of equipment or other personal property used at the WestShore Plaza Property so long as such indebtedness is unsecured and (i) in the aggregate does not exceed $4,000,000, and (ii) is paid not more than 60 days from the date when due.

     RELEASE OF PARCELS.  Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12


--------------------------------------------------------------------------------
         MORTGAGE LOAN NO. 3 - 200 BERKELEY & STEPHEN L. BROWN BUILDINGS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE(1):       $50,000,000


CUT-OFF DATE BALANCE:      $50,000,000

FIRST PAYMENT DATE:        5/09/2003

INTEREST RATE:             5.115%

AMORTIZATION:              Interest only

ARD:                       NAP

HYPERAMORTIZATION:         NAP

MATURITY DATE(2):          4/09/2008

EXPECTED MATURITY BALANCE: $50,000,000

SPONSOR(S):                Beacon Strategic Partners II, L.P.

INTEREST CALCULATION:      Actual/360


CALL PROTECTION:           Lockout until the earlier of March
                           14, 2006 and 2 years after the
                           REMIC "start-up date", with U.S.
                           Treasury defeasance thereafter.
                           Prepayable without penalty from
                           and after February 9, 2008.

LOAN PER SF(1):            $131.89


UP-FRONT RESERVES:          None



ONGOING RESERVES(3):        RE Tax:        Springing

                            Insurance:     Springing

                            Cap Ex:        Springing

                            TI/LC:         Springing



LOCKBOX:                    Hard


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIIO: Single  Asset


PROPERTY TYPE:           Office

PROPERTY SUB-TYPE:       Urban

LOCATION:                Boston, MA

YEAR BUILT/RENOVATED:    1947 / 1994 (200 Berkeley Street)
                         1923 / 1984 (Stephen L. Brown)


OCCUPANCY(4):            96.4%

SQUARE FOOTAGE:          1,137,331

THE COLLATERAL:          Two office buildings

OWNERSHIP INTEREST:      Fee

MAJOR TENANTS       % NRSF       RENT PSF      LEASE EXPIRATION
-------------       ------       --------      ----------------

John Hancock        34.8%         $34.50       3/31/2018
                    23.7%         $35.14       3/31/2013
                     3.3%         $36.30       3/31/2008
                    -----         ------
                     61.8%         $34.85

Evergreen Funds     16.9%         $26.88       9/30/2006
(Wachovia)

Deloitte & Touche   14.1%         $28.70      10/31/2009


PROPERTY MANAGEMENT:    Back Bay Manager II LLC

U/W NET OP. INCOME:     $24,035,850

U/W NET CASH FLOW:      $23,150,881

APPRAISED VALUE:        $280,000,000

CUT-OFF DATE LTV(1):    53.6%

MATURITY DATE LTV(1):   53.6%

DSCR(1):                2.98x


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) The subject $50,000,000 loan represents a 33.3% pari passu interest in the $150,000,000 senior portion of a $180,000,000 first mortgage loan secured by the Berkeley & Brown Property. The LTV, DSCR and Loan per SF numbers in this table are based on such $150,000,000 senior portion.

(2) Except that, upon a defeasance, the maturity date of the defeased portion of the mortgage loan will be 2/09/2008.

(3) The borrower must establish reserves for real estate taxes, insurance premiums, capex and rollover costs during any "Trigger Period", which will commence upon an event of default or if DSCR falls below 1.25x and will end upon the curing of such default or if DSCR is 1.25x or greater. The required monthly escrow for insurance will be 1/12 of annual insurance premiums and for taxes will be 1/12 of annual real estate taxes. The required monthly escrow for replacements will be $0.25/sf/annum and for rollover costs will be $1.50/sf/annum. Any lease termination fee that exceeds $500,000 shall be deposited into a separate rollover reserve for the applicable space.

(4)  Occupancy is based on the rent roll dated April 30, 2003.

200 BERKELEY & STEPHEN L. BROWN LOAN

     THE LOAN. The third largest loan (the "200 Berkeley & Brown Loan") as evidenced by the Amended and Restated Promissory Note A1 (the "200 Berkeley & Brown Note") is secured by a first priority Mortgage, Assignment of Leases and Rents and Security Agreement (the "200 Berkeley & Brown Mortgage") encumbering 200 Berkeley Street and the Stephen L. Brown Building in Boston, MA (collectively, the "200 Berkeley & Brown Property"). The 200 Berkeley & Brown Loan was originated on March 14, 2003 by Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is 200 Berkeley & 197 Clarendon LLC, a Delaware limited liability company (the "200 Berkeley & Brown Borrower") that owns no material asset other than the 200 Berkeley & Brown Property and related interests. The 200 Berkeley & Brown Borrower is sponsored by Beacon Capital Strategic Partners II, L.P., a $740 million closed-end commingled fund that had its final close in 2002. The sponsor is one of three institutional real estate funds managed by Beacon Capital Partners, LLC, a Boston-based privately held real estate investment firm formed in 1998.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12


     THE PROPERTY. The 200 Berkeley & Brown Property consists of 200 Berkeley Street, a 30-story Class A office building containing approximately 709,018 square feet (the "Berkeley Property), and the Stephen L. Brown Building, a 12-story Class B office building containing approximately 428,313 square feet (the "Brown Property"). The buildings were constructed by John Hancock Life Insurance Company as part of its headquarter complex and are connected to the 60-story John Hancock Tower and each other through an underground concourse. Tenants at the 200 Berkeley & Brown Property include leading financial service and professional firms, including John Hancock Financial Services, Inc. ("John Hancock"), Evergreen Funds (Wachovia), Deloitte & Touche and Liberty Mutual, which together account for approximately 98.6% of the base underwritten revenues of the 200 Berkeley & Brown Property.

     JOHN HANCOCK LEASES. John Hancock (rated A/A+/A3 by S&P, Fitch and Moody's, respectively) leases 703,260 square feet (61.8%) of the 200 Berkeley & Brown Property. Under each of the John Hancock leases, the 200 Berkeley & Brown Borrower has agreed not to lease (i) any space in the 200 Berkeley & Brown Property to any domestic or foreign government or governmental agency or (ii) more than two floors in either building in the 200 Berkeley & Brown Property to certain identified competitors of John Hancock.

     John Hancock has the right of first opportunity with respect to the leasing of any vacant space in the 200 Berkeley & Brown Property. Under this right, the 200 Berkeley & Brown Borrower is required to offer to John Hancock any space at the 200 Berkeley & Brown Property that it intends to lease. In the event John Hancock does not elect to lease such space within 30 days, the 200 Berkeley & Brown Borrower may lease such space to a third party for 95% or more of the effective rent offered to John Hancock without having to re-offer such space to John Hancock.

     In addition, John Hancock has the right of first offer to purchase the 200 Berkeley & Brown Property. Under this right, after the 200 Berkeley & Brown Property Borrower notifies John Hancock of its intention to sell, John Hancock has 15 business days to make an offer to purchase the property. In the event the 200 Berkeley & Brown Borrower does not accept such offer, the 200 Berkeley & Brown Borrower may thereafter sell the property to a third party for 95% or more of the purchase price offered by John Hancock without having to re-offer the property to John Hancock for a period of one year. Such right of first offer may apply in connection with a sale of the 200 Berkeley & Brown Property following a foreclosure on such property.

      PARKING SPACES. The 200 Berkeley & Brown Borrower and the owner of the John Hancock Tower (the "Hancock Tower Owner") have entered into a Garage Facilities Adjustment and Reservation Agreement, dated July 9, 2003, pursuant to which a maximum of 750 parking spaces were allocated to the 200 Berkeley & Brown Borrower. The Hancock Tower Owner controls approximately 1991 parking spaces. JHFSI has the right to an aggregate of 1,077 parking spaces, as tenant in the three buildings pursuant to 3 separate leases. In the event that the Hancock Tower Owner fails to provide the remaining spaces in order to achieve the aggregate 1,077 parking spaces to which JHFSI is entitled, JHFSI may claim that the 200 Berkeley & Brown Borrower is required to provide the entire 1,077 spaces under its leases at the 200 Berkeley & Brown Property and is therefore in default under those leases.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12


------------------------------------------------------------------------------------------------------------------------------
                                                LEASE ROLLOVER SCHEDULE

                           # OF           AVERAGE BASE     % OF TOTAL    CUMULATIVE %    % OF TOTAL BASE      CUMULATIVE % OF
                          LEASES         RENT PER SF       SQUARE FEET      OF SF        RENTAL REVENUES       TOTAL RENTAL
          YEAR            ROLLING          ROLLING          ROLLING        ROLLING            ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
       Vacant                13              --               4%               4%             --                  --
------------------------------------------------------------------------------------------------------------------------------
        2003                 --              --              --                4%             --                  --
------------------------------------------------------------------------------------------------------------------------------
        2004                  1             $20.00            0%               4%              0%                 --
------------------------------------------------------------------------------------------------------------------------------
        2005                 --              --              --                4%             --                  --
------------------------------------------------------------------------------------------------------------------------------
        2006                  4             $31.09            20%             23%             19%                 19%
------------------------------------------------------------------------------------------------------------------------------
        2007                  2             $34.03            0%              24%              0%                 19%
------------------------------------------------------------------------------------------------------------------------------
        2008                  3             $34.15            4%              27%              4%                 23%
------------------------------------------------------------------------------------------------------------------------------
        2009                  1             $29.97           14%              41%             13%                 36%
------------------------------------------------------------------------------------------------------------------------------
        2010                 --              --              --               41%             --                  36%
------------------------------------------------------------------------------------------------------------------------------
        2011                 --              --              --               41%             --                  36%
------------------------------------------------------------------------------------------------------------------------------
        2012                 --              --              --               41%             --                  36%
------------------------------------------------------------------------------------------------------------------------------
    2013 & Beyond             2             $36.12            59%            100%             64%                100%
------------------------------------------------------------------------------------------------------------------------------

      PROPERTY MANAGEMENT. The 200 Berkeley & Brown Property is managed by Back Bay Manager II LLC, an affiliate of the sponsor of the Berkeley & Brown Borrower.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

      ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The 200 Berkeley & Brown Mortgage also secures two subordinated B-Notes in the aggregate principal amount of $30,000,000. Additional indebtedness (not including trade debts) is not allowed.

      RELEASE OF PARCELS. After the end of the call protection period, the 200 Berkeley & Brown Borrower may partially defease the 200 Berkeley & Brown Loan and obtain a release of either the 200 Berkeley Property or the Brown Property from the lien of the 200 Berkeley & Brown Mortgage, provided that the defeasance collateral, in the case of a release of the Brown Property, shall equal 115% of the allocated loan amount attributable to the Brown Property, and the defeasance collateral, in the case of the Berkeley Property, shall equal 100% of the allocated loan amount attributable to the Berkeley Property.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 4 - 360 LEXINGTON
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:          $38,600,000

CUT-OFF DATE BALANCE:      $38,600,000

FIRST PAYMENT DATE:        8/09/2003

INTEREST RATE:             5.000%

AMORTIZATION:              Interest only

ARD:                       NAP

HYPERAMORTIZATION:         NAP

MATURITY DATE:             7/09/2013

EXPECTED MATURITY BALANCE: $38,600,000

SPONSOR(S):                Prudential Property, Leslie Himmel,
                           Stephen Meringoff


INTEREST CALCULATION:      Actual/360

CALL PROTECTION:           Lockout until the earlier of
                           June 25, 2006 or 2 years after the
                           REMIC "start-up" date, with U.S.
                           Treasury defeasance thereafter.
                           Prepayable without penalty from and
                           after April 9, 2013.

LOAN PER SF:               $153.55

UP-FRONT RESERVES:         None

ONGOING RESERVES(1):       RE Tax:              Springing
                           Insurance:           Springing
                           TI/LC:               Springing

LOCKBOX(2):                Soft, springing to hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                     PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:   Single Asset



PROPERTY TYPE:            Office

PROPERTY SUB-TYPE:        Urban

LOCATION:                 New York, NY

YEAR BUILT/RENOVATED:     1959 / NAP

OCCUPANCY(3):             87.6%

SQUARE FOOTAGE:           251,382

THE COLLATERAL:           26-floor urban office building

OWNERSHIP INTEREST:       Fee


MAJOR TENANTS             % NRSF   RENT PSF     LEASE EXPIRATION
-------------             ------   --------     ----------------
Kraft & Kennedy            8.5%     $29.08          10/31/2008

Garrick-Aug Associates     5.8%     $22.55           2/28/2006

Access Personnel Corp.     5.6%     $35.00          10/26/2009


PROPERTY MANAGEMENT:      Meringoff Properties, Inc.


U/W NET OP. INCOME:       $4,383,856

U/W NET CASH FLOW:        $3,949,241

APPRAISED VALUE:          $65,000,000

CUT-OFF DATE LTV:         59.4%

MATURITY DATE LTV:        59.4%

DSCR:                     2.02x


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) In the event that (a) the debt service coverage ratio falls below 1.25x for the preceding 12-month period, or (b) the occurrence and continuance of a monetary event of default then (x) the borrower is required to deposit all accrued insurance and real estate taxes for the insurance period and tax year into an escrow account, and the borrower must make monthly deposits into this escrow account in the amount of 1/12 of the total annual amount; and (y) the borrower is required to deposit $25,000 per month into a TI/LC reserve, up to a cap of $1,000,000 at any time.

(2) A hard lockbox will be established upon the occurrence and continuance of an event of default, and terminate upon the cure of such event of default.

(3)  Occupancy is based on the rent roll dated July 1, 2003.

THE 360 LEXINGTON LOAN

      THE LOAN. The fourth largest loan (the "360 Lexington Loan") as evidenced by the Promissory Note (the "360 Lexington Note") is secured by a first priority Amended and Restated Mortgage and Security Agreement (the "360 Lexington Mortgage") encumbering the 251,382 square foot office building known as 360 Lexington Ave., located in New York, New York (the "360 Lexington Property"). The 360 Lexington Loan was originated on June 25, 2003 by or on behalf of Morgan Stanley Mortgage Capital Inc. ("MSMC").

      THE BORROWER. The borrower is 360 Lexington Avenue LLC, a Delaware limited liability company (the "360 Lexington Borrower") that owns no material asset other than the 360 Lexington Property and related interests. The 360 Lexington Borrower is a wholly-owned subsidiary of Prudential Property Investment Separate Account, an account managed by Prudential Real Estate Investors, and Himmel + Meringoff Properties. The partners of Himmel + Meringoff Properties are Leslie
W. Himmel and Stephen J. Meringoff.

      THE PROPERTY. The 360 Lexington Property, located in New York, New York, was originally constructed in 1959. The 360 Lexington Property is located at the corner of 40th Street in Midtown Manhattan. It consists of a 251,382 square foot, 26-story office tower situated on approximately 0.3 acres.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

------------------------------------------------------------------------------------------------------------------------------
                                                LEASE ROLLOVER SCHEDULE

                           # OF           AVERAGE BASE      % OF TOTAL      CUMULATIVE %   % OF TOTAL BASE    CUMULATIVE % OF
                          LEASES     RENT PER SQUARE FEET   SQUARE FEET   OF SQUARE FEET    RENTAL REVENUES     TOTAL RENTAL
          YEAR            ROLLING          ROLLING            ROLLING         ROLLING           ROLLING       REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant                15              --               12%            12%               --                  --
------------------------------------------------------------------------------------------------------------------------------
          2003                  5           $33.70               3%            15%               3%                  3%
------------------------------------------------------------------------------------------------------------------------------
          2004                  5           $27.71               6%            21%               5%                  8%
------------------------------------------------------------------------------------------------------------------------------
          2005                  5           $34.07               5%            26%               6%                 15%
------------------------------------------------------------------------------------------------------------------------------
          2006                 11           $30.42              21%            47%              22%                 36%
------------------------------------------------------------------------------------------------------------------------------
          2007                  3           $46.39               2%            49%               3%                 40%
------------------------------------------------------------------------------------------------------------------------------
          2008                  8           $29.02              19%            69%              19%                 59%
------------------------------------------------------------------------------------------------------------------------------
          2009                  6           $32.38              20%            89%              22%                 81%
------------------------------------------------------------------------------------------------------------------------------
          2010                  2           $48.79               4%            93%               7%                 88%
------------------------------------------------------------------------------------------------------------------------------
          2011                  2           $49.17               4%            97%               7%                 95%
------------------------------------------------------------------------------------------------------------------------------
          2012                  2          $108.46               0%            98%               2%                 97%
------------------------------------------------------------------------------------------------------------------------------
     2013 & Beyond              1           $39.00               2%           100%               3%                100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The 360 Lexington Property is managed by Meringoff Properties, Inc., which is an affiliate of the 360 Lexington Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12


--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 5 - GGP PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:          $38,490,000


CUT-OFF DATE BALANCE:      $38,286,649

FIRST PAYMENT DATE:        8/09/2003

INTEREST RATE:             4.396%

AMORTIZATION:              300 months

ARD:                       NAP

HYPERAMORTIZATION:         NAP

MATURITY DATE:             4/09/2009

EXPECTED MATURITY BALANCE: $33,195,830

SPONSOR(S):                General Growth Properties Inc.

INTEREST CALCULATION:      Actual/360

CALL PROTECTION:           Lockout until the earlier of
                           July 1, 2006 or 2 years after
                           the REMIC "start-up" date, with
                           U.S. Treasury defeasance
                           thereafter. Prepayable without
                           penalty from and after January 9,
                           2009.

LOAN PER SF(1):            $52.09

UP-FRONT RESERVES:         None

ONGOING RESERVES(2):       RE Tax:             Springing

                           Insurance:          Springing

                           TI/LC:              Springing

                           Ground Rent:        Springing

                           Cap Ex:             Springing

LOCKBOX(3):                Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:  Portfolio of 9 assets


PROPERTY TYPE:           Retail

PROPERTY SUB-TYPE:       Anchored, Shadow Anchored and Unanchored

LOCATION:                Flagstaff, AZ; Provo, UT; Portland, OR;
                         West Jordan, UT; Midvale, UT; Gresham,
                         OR; Orem, UT (2 properties); Colorado
                         Springs, CO


YEAR BUILT/RENOVATED:    See table

OCCUPANCY(1) (4):        93.0%

SQUARE FOOTAGE:          See individual property descriptions

THE COLLATERAL:          9 shopping centers

OWNERSHIP INTEREST:      Fee and Leasehold



MAJOR TENANTS            % NRSF   RENT PSF     LEASE EXPIRATION
-------------            ------   --------     ----------------
Provo, UT: Macey's        8.1%      $7.40          12/31/23

Gresham, OR: Safeway      7.2%      $1.71           4/30/10

Flagstaff, AZ: Basha's    6.0%      $7.50          11/28/09







PROPERTY MANAGEMENT:     General Growth Properties

U/W NET OP. INCOME(1):   $5,164,237

U/W NET CASH FLOW(1):    $4,437,416

APPRAISED VALUE(1):      $56,500,000

CUT-OFF DATE LTV(1):     67.8%

MATURITY DATE LTV(1):    58.8%

DSCR(1):                 1.75x





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(1) Loan per SF, Occupancy, U/W Net Operating Income, U/W Net Cash Flow, Appraised Value, Cut-Off Date LTV, Maturity Date LTV and DSCR are all calculated on a nine-property combined basis.

(2) Reserves for taxes, TI/LC & capital expenditures and ground rents will be established upon the occurrence and during the continuance of (a) an event of default or (b) the DSCR is less than 1.10x for 12 consecutive months (each, a "Lockbox Event"). A reserve for insurance will be established upon the occurrence of (a) an event of default or (b) the failure to maintain a blanket policy. In the event of a Lockbox Event and during its continuance, GGP Borrower shall make monthly payments in amounts equal to one-twelfth of the taxes and insurance premiums reasonably estimated for the next 12 months, and as to the property subject to a ground lease, one-twelfth of the annual ground rent sufficient to pay all rents on their respective due dates. The reserves will remain in place until (a) the event of default is cured or waived or (b) the DSCR is equal or more than 1.10x for the 12 consecutive months. Upon the occurrence and during the continuance of a Lockbox Event, GGP Borrower shall also deposit $52,113.92 monthly into a TI/LC and capital expenditures reserve account up to a cap of $938,050.50 at any time.

(3) A hard lockbox is in effect. All rents received by the GGP Borrower must be deposited directly into the lockbox account. However, prior to the occurrence and continuance of a Lockbox Event (as described in footnote 2 above), the GGP Borrower may withdraw funds from the lockbox account.

(4) Occupancy is based on the rent rolls dated September 1, 2003, May 7, 2003 and August 28, 2003.


THE GGP PORTFOLIO LOAN

     THE LOAN. The fifth largest loan (the "GGP Loan") as evidenced by the Promissory Note (the "GGP Note") is secured by 9 first priority Mortgages or Deeds of Trust, Assignments of Leases and Rents, Security Agreements and Fixture Filings (the "GGP Mortgages") encumbering the 9 community or neighborhood retail centers described below, located at Flagstaff, AZ; Provo, UT; Portland, OR; West


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

Jordan, UT; Midvale, UT; Gresham, OR; Orem, UT; and Colorado Springs, CO (the "GGP Properties"). The GGP Loan was originated on July 1, 2003 by or on behalf of Morgan Stanley Mortgage Capital Inc. ("MSMC").

     THE BORROWER. The borrower is PDC Community Centers L.L.C., a Delaware limited liability company (the "GGP Borrower") that owns no material asset other than the GGP Properties and related interests. The sponsor of the GGP Borrower is General Growth Properties Inc., a publicly traded REIT that is the second-largest regional mall REIT, owning 163 shopping malls in 39 states.

     THE PROPERTIES.

     The GGP Property located in Flagstaff, AZ is located on Woodlands Village Boulevard, northwest of the confluence of Interstates 17 and 40. This GGP Property was originally constructed in 1989 and consists of a 91,858 square foot, one-story multi-tenant community shopping center anchored by Basha's. The GGP Property is situated on approximately 10.76 acres and contains 1,006 parking spaces.

     The GGP Property located in Provo, UT is located at the southeast corner of North State Street and West 1230 North Street. This GGP Property was originally constructed in 1963 and consists of a 172,155 square foot, one-story multi-tenant community shopping center anchored by Macey's (not affiliated with Macy's). The GGP Property is situated on approximately 16.36 acres and contains 991 parking spaces. A branch bank that is located within the shopping center is not part of the collateral.

     The GGP Property located in Portland, OR is located on SE Division Street at the intersection of SE 162nd Avenue. This GGP Property was originally constructed in 1991 and consists of a 93,729 square foot, one-story multi-tenant neighborhood shopping center anchored by Safeway. The GGP Property is situated on approximately 9.61 acres and contains 426 parking spaces. An adjacent 2,589 square foot fast food restaurant owned and operated by Burgerville contributes to the common area expenses of the shopping center.

     The GGP Property located in West Jordan, UT is located at the southeast corner of West 9400 South and Redwood Road. This GGP Property was originally constructed in 1988 and consists of a 51,311 square foot, one-story multi-tenant neighborhood shopping center. The largest tenant is Gen-X Clothing. The GGP Property is situated on approximately 22.12 acres and contains 1,087 parking spaces.

     The GGP Property located in Midvale, UT is located at the northwest corner of East Fort Union Boulevard and East 7200 South. This GGP Property was originally constructed in 1975 and renovated in 1997 and consists of a 32,968 square foot, one-story building in a multi-tenant neighborhood shopping center. The largest tenant is Buca di Beppo. The GGP Property is situated on approximately 7.12 acres and contains 364 parking spaces. The property is subject to a ground lease that will expire on July 25, 2073.

     The GGP Property located Gresham, OR is bounded by NE 181st Avenue and NE Halsey Street. This GGP Property was originally constructed in 1990 and consists of a 99,438 square foot, one-story multi-tenant neighborhood shopping center anchored by Safeway. The GGP Property is situated on approximately 9.06 acres and contains 578 parking spaces. The property is subject to a ground lease that will expire on May 31, 2069.

     The GGP Property located in Orem, UT is located on West Center Street at the intersection of North State Street. This GGP Property was originally constructed in 1975 and consists of a 85,221 square foot, one-story multi-tenant community shopping center anchored by Savers. The GGP Property is situated on approximately 6.26 acres and contains 468 parking spaces. The Wells Fargo Bank branch that is located on an outlot is not part of the shopping center collateral.

     The GGP Property located in Colorado Springs, CO is located at the northwest corner of Austin Bluffs Parkway and Beverly Street. This GGP Property was originally constructed in 1985 and consists of a 80,902 square foot, one-story multi-tenant neighborhood shopping center anchored by Albertson's
(dark) and another non-owned Long's Drugs. The GGP Property is situated on approximately 8.81 acres and contains 400 parking spaces.

     The second GGP Property located in Orem, UT is located on North State Street between West Center Street and West 200 North. This GGP Property was originally constructed in 1975 and renovated in 2000 and consists of a 27,497 square foot, one-story multi-tenant neighborhood shopping center. The largest tenant is Tuesday Morning. The GGP Property is situated on approximately 2.96 acres and contains 143 parking spaces.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

------------------------------------------------------------------------------------------------------------------------------
                                             ORIGINAL ALLOCATED
                                                LOAN AMT. /                               YEAR
                                             EXPECTED MATURITY    PROPERTY    OWNERSHIP   BUILT/                    SQUARE
       PROPERTY              LOCATION             BALANCE           TYPE      INTEREST    RENOVATED   OCCUPANCY     FOOTAGE
------------------------------------------------------------------------------------------------------------------------------
Woodlands Village       Flagstaff, AZ           $8,100,000 /        Retail        Fee      1989 / NAP     100%       91,858
                                                 $6,985,872
------------------------------------------------------------------------------------------------------------------------------
Riverside Plaza         Provo, UT               $6,340,000 /        Retail        Fee      1963 / NAP      99%       172,155
                                                 $5,647,954
------------------------------------------------------------------------------------------------------------------------------
Division Crossing       Portland, OR            $6,130,000 /        Retail        Fee      1991 / NAP     100%       93,729
                                                 $5,286,839
------------------------------------------------------------------------------------------------------------------------------
River Pointe Plaza      West Jordan, UT         $4,430,000 /        Retail        Fee      1988 / NAP     100%       51,311
                                                 $3,820,669
------------------------------------------------------------------------------------------------------------------------------
Fort Union              Midvale, UT             $3,200,000 /        Retail     Leasehold   1975 / 1997    100%       32,968
                                                 $2,759,850
------------------------------------------------------------------------------------------------------------------------------
Halsey Crossing         Gresham, OR             $3,000,000 /        Retail     Leasehold   1990 / NAP      92%       99,438
                                                 $2,587,360
------------------------------------------------------------------------------------------------------------------------------
Orem Plaza Center       Orem, UT                $2,860,000 /        Retail        Fee      1975 / NAP     100%       85,221
Street                                           $2,466,617
------------------------------------------------------------------------------------------------------------------------------
Austin Buffs Plaza      Colorado Springs, CO    $2,660,000 /        Retail        Fee      1985 / NAP      93%       80,902
                                                 $2,294,126
------------------------------------------------------------------------------------------------------------------------------
Orem Plaza State        Orem, UT                $1,770,000 /        Retail        Fee      1975 / 2000     85%       27,497
Street                                           $1,526,543
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                LEASE ROLLOVER SCHEDULE

                           # OF           AVERAGE BASE     % OF TOTAL    CUMULATIVE %    % OF TOTAL BASE      CUMULATIVE % OF
                          LEASES    RENT PER SQUARE FEET   SQUARE FEET  OF SQUARE FEET   RENTAL REVENUES        TOTAL RENTAL
          YEAR            ROLLING          ROLLING           ROLLING       ROLLING           ROLLING          REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant               13              --                7%             7%              --                  --
------------------------------------------------------------------------------------------------------------------------------
          2003                19            $8.44               7%            14%               7%                  7%
------------------------------------------------------------------------------------------------------------------------------
          2004                25            $8.81              10%            24%              11%                 18%
------------------------------------------------------------------------------------------------------------------------------
          2005                23            $7.59              18%            41%              16%                 34%
------------------------------------------------------------------------------------------------------------------------------
          2006                11            $15.01              4%            45%               7%                 41%
------------------------------------------------------------------------------------------------------------------------------
          2007                 9            $12.63              2%            47%               3%                 44%
------------------------------------------------------------------------------------------------------------------------------
          2008                11            $15.27              3%            49%               5%                 49%
------------------------------------------------------------------------------------------------------------------------------
          2009                 5            $8.17               7%            57%               7%                 57%
------------------------------------------------------------------------------------------------------------------------------
          2010                 3            $3.49               9%            66%               4%                 60%
------------------------------------------------------------------------------------------------------------------------------
          2011                 6            $13.03              9%            75%              15%                 75%
------------------------------------------------------------------------------------------------------------------------------
          2012                 3            $4.44               8%            82%               4%                 79%
------------------------------------------------------------------------------------------------------------------------------
     2013 & Beyond            12            $9.57              18%           100%              21%                100%
------------------------------------------------------------------------------------------------------------------------------


     PROPERTY MANAGEMENT. The GGP Properties are managed by General Growth Properties, or an affiliate thereof. There is no separate property management agreement.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12


     RELEASE OF PARCELS. The GGP Borrower may obtain the release of one or more of the GGP Properties by defeasing an amount of the loan equal to 115% of the allocated loan amount of such GGP Property(ies), up to the first $20,900,000 portion of the loan prepaid or defeased, and 125% thereafter. Any release is subject to rating agency confirmation of no withdrawal or downgrading of the ratings of the REMIC certificates. The GGP Borrower may also obtain a release of one or more other parcels or outlots in connection with the expansion of other development of the GGP Properties. Any release of such parcels may occur only if there is no material diminution in the value of the GGP Properties and is subject to rating agency confirmation of no withdrawal or downgrading of the ratings of the REMIC certificates.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 6 -- WESTGATE MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:          $30,240,000

CUT-OFF DATE BALANCE:      $30,136,345

FIRST PAYMENT DATE:        8/01/2003

INTEREST RATE:             4.880%

AMORTIZATION:              360 months

ARD:                       NAP

HYPERAMORTIZATION:         NAP

MATURITY DATE:             7/01/2010

EXPECTED MATURITY BALANCE: $26,753,757

SPONSOR(S):                C. Patrick Oles Jr.

INTEREST CALCULATION:      Actual/360


CALL PROTECTION:           Lockout until the earlier  of June
                           26, 2006 or 2 years after the REMIC
                           startup date, with U.S. Treasury
                           defeasance thereafter, or, at the
                           Borrower's option, yield maintenance.
                           The loan is fully prepayable without
                           penalty from or after April 1, 2010.


LOAN PER SF:               $146.22

UP-FRONT RESERVES:         RE Tax:            $83,749

                           Tenant Occupancy:  $100,000



ONGOING RESERVES(1):       RE Tax:            $11,926 / month

                           Insurance:         $2,180 / month

                           TI/LC:             Springing

                           Cap Ex:            $2,576

                           Low Debt Service:  Springing


LOCKBOX(2):                Springing, Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:  Single Asset

PROPERTY TYPE:           Retail

PROPERTY SUB-TYPE:       Anchored

LOCATION:                Houston, TX

YEAR BUILT/RENOVATED:    2001,2002 / NAP

OCCUPANCY(3):            100.0%

SQUARE FOOTAGE:          206,100

THE COLLATERAL:          A newly constructed, grocery-anchored
                         retail center

OWNERSHIP INTEREST:      Fee



MAJOR TENANTS            % NRSF   RENT PSF     LEASE EXPIRATION
-------------            ------   --------     ----------------
HEB                      36.5%     $13.06         12/31/2015

Oshman's                 19.5%     $10.50         1/31/2013

Office Max                9.7%     $11.00         1/31/2018

Pier One                  4.9%     $17.25         7/31/2012


PROPERTY MANAGEMENT:     Barshop & Oles Company, Inc.

U/W NET OP. INCOME:      $3,166,046

U/W NET CASH FLOW:       $3,053,404

APPRAISED VALUE:         $39,000,000

CUT-OFF DATE LTV:        77.3%

MATURITY DATE LTV:       68.6%

DSCR:                    1.59x







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) TAXES AND INSURANCE. For six tenants, Kohl's, Pier 1, Washington Mutual, Oshman's, Office Max and HEB, representing 65.6% of the gross leasable income for the property, taxes and insurance are paid directly by such tenants. However, the loan documents require Borrower to cause the prompt payment of taxes and insurance attributable to the property and to submit each such tenant's paid tax receipts and evidence of payment for insurance prior to delinquency. TENANT IMPROVEMENTS - SPRINGING. A monthly deposit of $7,183.33 as a retenanting escrow shall be required on the first to occur of the following: (i) the property has not maintained a DSCR as of a testing date of at least 1.20x, (ii) Borrower's exercise of its right to transfer the property in accordance with the loan documents, or (iii) the occurrence of a default. However, such escrow shall not be required upon an approved assumption of the loan by an entity that maintains in excess of $250,000,000 in assets and a net worth in excess of $50,000,000. LOW DEBT SERVICE RESERVE - SPRINGING. Upon the occurrence of (a) a default or (b) a Low Debt Service Coverage Trigger Event (defined in note 2 below), all funds after the payment of debt service and required escrows will be placed into a Low Debt Service Reserve as additional collateral for the Loan, until such time as (1) the DSCR exceeds 1.15x for four consecutive quarters and (2) no default exists. Upon the establishment of such reserve, all operating expenses will be disbursed by Lender pursuant to a budget approved by Lender.

(2) In the event of (a) the occurrence of a default, or (b) Borrower's exercise of its right to transfer the property in accordance with the loan documents, all gross income and cash proceeds from to the property shall be deposited into an account with Wells Fargo Bank, N.A., as depositor in accordance with the Lockbox Agreement and the Four Party Lockbox Agreement. The cash sweep will end and all remaining cash will be returned to Borrower if the following conditions are satisfied: (a) no default exists and (b) Lender determines, in its sole discretion, that there has not occurred a Low Debt Service Coverage Trigger Event (meaning that the DSCR, as tested quarterly based on (i) Lender's determination of underwritable net operating income using applicable rating agency criteria and (ii) the actual debt coverage, falls below 1.15x with respect to the four consecutive testing dates immediately preceding Borrower's request for such release).

(3)  Occupancy as of June 16, 2003.


THE WESTGATE MARKETPLACE LOAN

     THE LOAN. The sixth largest loan (the "Westgate Marketplace Loan") is evidenced by a promissory note secured by a first priority mortgage encumbering the 206,100 square foot, grocery-anchored retail shopping center located in Houston, Texas (the "Westgate Marketplace Property"). The Westgate Marketplace Loan was originated on June 24, 2003 by Wells Fargo Bank, National Association.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

     THE BORROWER. The borrower is Fry Road Retail, Ltd., a Texas limited partnership (the "Westgate Marketplace Borrower") that owns no material assets other than the Westgate Marketplace Property and related interests. The Westgate Marketplace Borrower and its general partner, B&O Fry Road Investors, Ltd., a Texas limited partnership, are both single purpose entities. The Westgate Marketplace Borrower is owned by an affiliate of Barshop & Oles Company, Inc. (50%) and HEB Grocery Company LP (50%). Barshop & Oles Company is a full-service commercial real estate firm engaged in the acquisition, development and management of retail, industrial and office properties. The company and its affiliates currently own and/or manage more than twenty properties valued in excess of $200 million consisting of approximately 3.0 million square feet of office, industrial and community shopping center properties. HEB Grocery Company (shadow rated A by S&P) is one of the nation's largest family owned food retailers with 300 stores and long-term Wells Fargo Bank customer.

     THE PROPERTY. The Westgate Marketplace Property, located in Houston, Texas, is a newly constructed grocery-anchored retail center comprised of 206,100 square feet of collateral and an additional two parcels comprising approximately 90,000 square feet (leased to Kohl's and Washington Mutual) for which the tenants paid for the construction of improvements. The property was developed by the Westgate Marketplace Borrower between 2001 and 2002 and is situated at the intersection of Fry Rd and Interstate 10 (the major east-west arterial for Houston) in the Katy area of western Houston. The Westgate Marketplace Property is anchored by HEB Grocery Company, Oshman's (rated B/B3 by S&P and Moody's), Office Max, Pier One (rated BBB/Baa3 by S&P and Moody's) and Kohl's (rated A- by S&P, A3 by Moody's and A by Fitch). HEB reported sales of $491 per square foot as of year-end 2002. H.E. Butt Grocery Company is now the nation's 15th largest privately held company according to Forbes magazine. The company has over 300 stores and 50,000 employees in stores across Texas, southwest Louisiana and northern Mexico. As of June 16, 2003, the Westgate Marketplace Property was 100% leased to 25 tenants.


------------------------------------------------------------------------------------------------------------------------------
                                                LEASE ROLLOVER SCHEDULE

                           # OF           AVERAGE BASE     % OF TOTAL    CUMULATIVE %    % OF TOTAL BASE      CUMULATIVE % OF
                          LEASES         RENT PER SF       SQUARE FEET      OF SF        RENTAL REVENUES       TOTAL RENTAL
          YEAR            ROLLING          ROLLING          ROLLING        ROLLING            ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant               --              --               --             --               --                  --
------------------------------------------------------------------------------------------------------------------------------
          2003                --              --               --             --               --                  --
------------------------------------------------------------------------------------------------------------------------------
          2004                --              --               --             --               --                  --
------------------------------------------------------------------------------------------------------------------------------
          2005                --              --               --             --               --                  --
------------------------------------------------------------------------------------------------------------------------------
          2006                 9            $19.57            13%             13%              15%                15%
------------------------------------------------------------------------------------------------------------------------------
          2007                 3            $22.45             3%             15%              3%                 18%
------------------------------------------------------------------------------------------------------------------------------
          2008                 4            $19.55             6%             21%              7%                 25%
------------------------------------------------------------------------------------------------------------------------------
          2009                --              --               --             21%              --                 25%
------------------------------------------------------------------------------------------------------------------------------
          2010                --              --               --             21%              --                 25%
------------------------------------------------------------------------------------------------------------------------------
          2011                --              --               --             21%              --                 25%
------------------------------------------------------------------------------------------------------------------------------
          2012                 3            $18.54             9%             30%              10%                35%
------------------------------------------------------------------------------------------------------------------------------
     2013 & beyond             6            $15.85            70%            100%              65%                100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The Westgate Marketplace Property is managed by Barshop & Oles Company, Inc., which is an affiliate of the Westgate Marketplace Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 7 -- SUN VALLEY APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:          $30,000,000

CUT-OFF DATE BALANCE:      $28,880,522

FIRST PAYMENT DATE:        1/01/2003

INTEREST RATE:             5.080%

AMORTIZATION:              180 months

ARD:                       NAP

HYPERAMORTIZATION:         NAP

MATURITY DATE:             12/01/2017


EXPECTED MATURITY BALANCE: $550,872

SPONSOR(S):                Arie Halpern; Sam Halpern; David
                           Halpern

INTEREST CALCULATION:      Actual/360


CALL PROTECTION:           Lockout until the earlier of
                           January 1, 2007 or 2 years after
                           the REMIC "start-up" date, with
                           U.S. Treasury defeasance permitted
                           thereafter.  Prepayable without
                           penalty from and after September 1,
                           2017.






LOAN PER SF:               $94,380.79



UP-FRONT RESERVES:          RE Tax:         $56,390


ONGOING RESERVES:           RE Tax:          $64,429 / month


LOCKBOX:                    None

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:  Single Asset

PROPERTY TYPE:           Multifamily

PROPERTY SUB-TYPE:       Garden

LOCATION:                Florham Park, NJ

YEAR BUILT/RENOVATED:    2002 / NAP

OCCUPANCY (1):           95.1%

UNITS:                   306

THE COLLATERAL:          Eighteen 3-story garden style apartment
                         buildings

OWNERSHIP INTEREST:      Fee




PROPERTY MANAGEMENT:     Sun Valley Plaza, LLC




U/W NET OP. INCOME:     $4,073,248

U/W NET CASH FLOW:      $4,012,048

APPRAISED VALUE:        $50,700,000

CUT-OFF DATE LTV:       57.0%

MATURITY DATE LTV:      1.1%

DSCR:                   1.40x












--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated August 4, 2003.


THE SUN VALLEY APARTMENTS LOAN

     THE LOAN. The seventh largest loan (the "Sun Valley Apartments Loan") as evidenced by the Secured Promissory Note (the "Sun Valley Apartments Note") is secured by a first priority Mortgage and Security Agreement (the "Sun Valley Apartments Mortgage") encumbering an apartment complex located in Florham Park, New Jersey. The Sun Valley Apartments Loan was originated on November 12, 2002 by or on behalf of Principal Commercial Funding, LLC, a Delaware limited liability company ("PCF").

     THE BORROWER. The borrower is Sun Valley Plaza, LLC, a New Jersey limited liability company (the "Sun Valley Apartments Borrower"). The Sun Valley Apartments Borrower is a single purpose entity. The members of the Sun Valley Apartments Borrower are members of the Halpern and Wilf families. There are nineteen (19) members, with the largest interest held by Quayside Partners, LLC at thirteen percent (13%). No other member holds an interest in excess of seven percent (7%). There are fifteen (15) Managing Members. Any two of the Managing Members, one of which must be a member of the Halpern family, has the authority to manage the Sun Valley Apartments Borrower.

     THE PROPERTY. The Sun Valley Apartments Property, located in Florham Park, New Jersey, was originally constructed in 2002. The Sun Valley Apartments Property consists of eighteen (18) three-story garden-style apartment buildings containing 306 apartment units on 60.45 acres.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

     PROPERTY MANAGEMENT. The Sun Valley Apartments Property is managed by the Sun Valley Apartments Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. The Sun Valley Apartments Loan provides for the release of two (2) eight foot strips of land pursuant to a proposed roadway dedication. The property which would be released is non-income producing.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 8 - TOWN SQUARE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:      $20,900,000

CUT-OFF DATE BALANCE:  $20,900,000

FIRST PAYMENT DATE:    9/01/2003

INTEREST RATE:         3.750%

AMORTIZATION:          Interest Only

ARD:                   NAP

HYPERAMORTIZATION:     NAP

MATURITY DATE:         8/01/2008

EXPECTED MATURITY
BALANCE:               $20,900,000

SPONSOR(S) (1):        Kramont Realty Trust and Metropolitan
                       Life Insurance Company

INTEREST CALCULATION:  30/360

CALL PROTECTION:       Lockout until January 31, 2006.
                       Prepayment permitted in full only.
                       Borrower must pay a premium equal to the greater of a yield maintenance premium or 1% of the principal balance if prepayment occurs prior to the last 90 days of the term of the loan.

LOAN PER SF:           $74.75



UP-FRONT RESERVES:     RE Tax:         $726,235



ONGOING RESERVES(2):   RE Tax:          $73,242 / month

                       TI/LC:           Springing

LOCKBOX:               None

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:  Single Asset

PROPERTY TYPE:           Retail

PROPERTY SUB-TYPE:       Anchored

LOCATION:                Vestal, NY

YEAR BUILT/RENOVATED:    1992 / NAP

OCCUPANCY(3):            100.0%

SQUARE FOOTAGE:          279,601

THE COLLATERAL:          Eight single-story retail buildings

OWNERSHIP INTEREST:      Fee and Leasehold


                                                    LEASE
                                                    -----
MAJOR TENANTS           % NRSF      RENT PSF      EXPIRATION
-------------           ------      --------      ----------
Dick's Sporting Goods    17.0%       $10.25       1/31/2017

Lowes Entertainment      13.7%       $5.75        12/31/2013

TJ Maxx                  10.7%       $7.40        1/31/2008



PROPERTY MANAGEMENT:     Kramont Vestal Management Realty, LLC

U/W NET OP. INCOME:      $2,904,218

U/W NET CASH FLOW:       $2,761,447

APPRAISED VALUE:         $34,500,000

CUT-OFF DATE LTV:        60.6%

MATURITY DATE LTV:       60.6%

DSCR:                    3.52x



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) Metropolitan Life Insurance Company is sponsor solely to the extent of its separate account known as the Tower Fund.

(2) The TI/LC escrow is suspended as long as certain conditions are met, including that at all times during the term of the loan at least ninety-two percent (92%) of the rentable square footage of the Town Square Mall Property (as defined below) is leased and occupied, and the leases for such space are at rates and on terms which are consistent with the market in the area in which the Town Square Mall Property is located.

(3)  Occupancy is based upon the rent roll dated June 1, 2003.


THE TOWN SQUARE MALL LOAN

     THE LOAN. The eighth largest loan (the "Town Square Mall Loan") as evidenced by an Amended and Restated Mortgage Note (the "Town Square Mall Note") is secured by a first priority Consolidation, Extension, Modification and Spreader Agreement (the "Town Square Mall Mortgage") encumbering a retail center containing approximately 279,601 square feet located in Vestal, New York (the "Town Square Mall Property"). The Town Square Mall Loan was originated by JHREF on July 25, 2003.

     THE BORROWER. The borrower is Vestal Town Square, LLC, a Delaware limited liability company (the "Town Square Mall Borrower"). The Town Square Mall Borrower is a bankruptcy-remote special purpose entity without an independent director. The sponsors are Kramont Realty Trust and Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is sponsor solely to the extent of its separate account known as the Tower Fund.

     THE PROPERTY. The Town Square Mall Borrower's interest in the Town Square Mall Property is composed of approximately 279,601 square feet of retail space, consisting of (a) a fee simple interest in land and improvements and (b) a leasehold interest under a ground lease consisting of approximately 0.597 acres of land ("Ground Lease"). The Town Square Mall Property is 100% occupied as of June 1, 2003.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

     The Town Square Mall Property which secures the Town Square Mall Loan consists of one parcel of the greater retail center also known as Town Square Mall located in Vestal, New York. Collectively, the parcels comprising the greater Town Square Mall retail center contain approximately 632,000 square feet of retail space. The greater Town Square Mall retail center includes a Wal-Mart, Sam's Club and a Lowe's Home Improvement Center, which are not included in the parcel comprising the Town Square Mall Property and are not covered by the Town Square Mall Mortgage. Covenants, conditions and restriction agreements are in place between and among the various parcels comprising the greater Town Square Mall retail center ("CC&Rs"). The CC&Rs have been amended over time with flexibility granted to the owners of the other parcels in the greater Town Square Mall retail center to permit development and expansion of the Wal-Mart and Sam's Club stores on those other parcels.

     The Ground Lease does not contain the right of the lender to enter into a new lease if the ground tenant rejects the Ground Lease in a bankruptcy. But all rent due and payable for the entire term of the Ground Lease was paid at the commencement of the Ground Lease, and the tenant under the ground lease--currently, the Town Square Mall Borrower--has the right to purchase the fee interest in the ground leased premises at any time during the term of the Ground Lease for the sum of $10.00.


------------------------------------------------------------------------------------------------------------------------------
                                                LEASE ROLLOVER SCHEDULE

                           # OF           AVERAGE BASE     % OF TOTAL      CUMULATIVE %    % OF TOTAL BASE      CUMULATIVE % OF
                          LEASES     RENT PER SQUARE FEET  SQUARE FEET   OF SQUARE FEET     RENTAL REVENUES       TOTAL RENTAL
          YEAR            ROLLING          ROLLING          ROLLING          ROLLING            ROLLING         REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant             --                 --              --              --               --                   --
------------------------------------------------------------------------------------------------------------------------------
          2003               1             $18.00              1%              1%               2%                   2%
------------------------------------------------------------------------------------------------------------------------------
          2004               1             $14.00              2%              3%               2%                   4%
------------------------------------------------------------------------------------------------------------------------------
          2005              --                 --              --              3%               --                   4%
------------------------------------------------------------------------------------------------------------------------------
          2006              --                 --              --              3%               --                   4%
------------------------------------------------------------------------------------------------------------------------------
          2007              --                 --              --              3%               --                   4%
------------------------------------------------------------------------------------------------------------------------------
          2008               5             $11.11             28%             31%              21%                  25%
------------------------------------------------------------------------------------------------------------------------------
          2009               3             $21.05              7%             38%               9%                  34%
------------------------------------------------------------------------------------------------------------------------------
          2010              --                 --              --             38%               --                  34%
------------------------------------------------------------------------------------------------------------------------------
          2011              --                 --              --             38%               --                  34%
------------------------------------------------------------------------------------------------------------------------------
          2012               2             $15.17              3%             41%               4%                  38%
------------------------------------------------------------------------------------------------------------------------------
      2013 & Beyond          8             $19.25             59%            100%              62%                 100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The Town Square Mall Property is managed by Kramont Vestal Management, LLC, a real estate management company related to the Town Square Mall Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed. Certain indirect owners of the Town Square Mall Borrower, namely Kramont Realty Trust, Kramont Operating Partnership, L.P., Vestal Tower, LLC or Metropolitan Life Insurance Company, may incur indebtedness as long as its indebtedness does not affect the compliance of the Town Square Mall Loan with the single purpose entity requirements or cause the assumptions or conclusions in the non-consolidation opinion delivered by the Town Square Mall Borrower in connection with the Town Square Mall Loan to be untrue or inaccurate.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 9 - CEDAR KNOLLS SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:          $20,000,000

CUT-OFF DATE BALANCE:      $19,965,143

FIRST PAYMENT DATE:        10/01/2003

INTEREST RATE:             4.750%

AMORTIZATION:              300

ARD:                       NAP

HYPERAMORTIZATION:         NAP

MATURITY DATE:             9/01/2013


EXPECTED MATURITY BALANCE: $14,870,986

SPONSOR(S):                Abe Oster; Daniel Oster

INTEREST CALCULATION:      Actual/360


CALL PROTECTION:           Lockout until the earlier of
                           October 1, 2007 or 2 years after
                           the REMIC "start-up" date, with
                           U.S. Treasury defeasance permitted
                           thereafter.  Prepayable without
                           penalty from and after June 1, 2013.

LOAN PER SF:               $73.96



UP-FRONT RESERVES:         None



ONGOING RESERVES:          RE Tax:       $42,672 / month



LOCKBOX:                   None


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:  Single Asset

PROPERTY TYPE:           Retail

PROPERTY SUB-TYPE:       Anchored

LOCATION:                Cedar Knolls, NJ

YEAR BUILT/RENOVATED:    1974 / 1999-2003

OCCUPANCY(1):            100.0%

SQUARE FOOTAGE:          269,961

THE COLLATERAL:          Multi-tenant, anchored retail community
                         shopping center

OWNERSHIP INTEREST:      Fee



MAJOR TENANTS            % NRSF   RENT PSF     LEASE EXPIRATION
-------------            ------   --------     ----------------

Wal-Mart                  37.9%        $8.34        5/31/2017

TJ Maxx                   19.7%        $15.92       3/31/2012

Foodtown Stop & Shop
Supermarket Company       11.4%        $4.36        1/31/2009

PROPERTY MANAGEMENT:     Interstate Realty Co., L.L.C.

U/W NET OP. INCOME:      $2,729,593

U/W NET CASH FLOW:       $2,538,529

APPRAISED VALUE:         $34,000,000

CUT-OFF DATE LTV:        58.7%

MATURITY DATE LTV:       43.7%

DSCR:                    1.86x


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated August 6, 2003.

THE CEDAR KNOLLS SHOPPING CENTER LOAN

     THE LOAN. The ninth largest loan (the "Cedar Knolls Shopping Center Loan") as evidenced by the Secured Promissory Note (the "Cedar Knolls Shopping Center Note") is secured by a first priority Mortgage and Security Agreement (the "Cedar Knolls Shopping Center Mortgage") encumbering a retail center located in Cedar Knolls, New Jersey. The Cedar Knolls Shopping Center Loan was originated on August 6, 2003 by or on behalf of Principal Commercial Funding, LLC, a Delaware limited liability company ("PCF").

     THE BORROWER. The Borrower is Interstate Realty Co., L.L.C., a New Jersey limited liability company (the "Cedar Knolls Shopping Center Borrower"). The Cedar Knolls Shopping Center Borrower is a single purpose entity. The Cedar Knolls Shopping Center Borrower's manager is Abe Oster, who owns 57.5% of the Cedar Knolls Shopping Center Borrower, with the remaining 42.5% of the Cedar Knolls Shopping Center Borrower being owned by Daniel Oster.

     THE PROPERTY. The Cedar Knolls Shopping Center Property, located in Cedar Knolls, New Jersey, was originally constructed in 1974 and underwent extensive renovations from 1999-2003. The Cedar Knolls Shopping Center Property consists of a one-story retail building containing 269,961 square feet located on 25.30 acres.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12


------------------------------------------------------------------------------------------------------------------------------
                                                LEASE ROLLOVER SCHEDULE

                           # OF          AVERAGE BASE      % OF TOTAL    CUMULATIVE %    % OF TOTAL BASE      CUMULATIVE % OF
                          LEASES     RENT PER SQUARE FEET  SQUARE FEET  OF SQUARE FEET    RENTAL REVENUES       TOTAL RENTAL
          YEAR            ROLLING          ROLLING           ROLLING       ROLLING           ROLLING          REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
    Vacant                  --                --               --            --                --                   --
------------------------------------------------------------------------------------------------------------------------------
     2003                   --                --               --            --                --                   --
------------------------------------------------------------------------------------------------------------------------------
     2004                    1               $4.01             6%             6%               2%                     2%
------------------------------------------------------------------------------------------------------------------------------
     2005                    2              $11.34             5%            12%               5%                     8%
------------------------------------------------------------------------------------------------------------------------------
     2006                    3              $27.18             2%            14%               5%                    12%
------------------------------------------------------------------------------------------------------------------------------
     2007                    1               $6.00             2%            15%               1%                    13%
------------------------------------------------------------------------------------------------------------------------------
     2008                    1              $25.00             1%            16%               2%                    16%
------------------------------------------------------------------------------------------------------------------------------
     2009                    2               $8.20            19%            36%              14%                    30%
------------------------------------------------------------------------------------------------------------------------------
     2010                   --                --               --            36%              --                     30%
------------------------------------------------------------------------------------------------------------------------------
     2011                   --                --               --            36%              --                     30%
------------------------------------------------------------------------------------------------------------------------------
     2012                    2              $16.33            21%            56%              30%                    60%
------------------------------------------------------------------------------------------------------------------------------
 2013 & Beyond               3              $10.49            44%           100%              40%                   100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The Cedar Knolls Shopping Center Property is managed by the Cedar Knolls Shopping Center Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 10 - 284 MOTT STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:          $20,000,000

CUT-OFF DATE BALANCE:      $19,930,598

FIRST PAYMENT DATE:        9/01/2003

INTEREST RATE:             4.550%

AMORTIZATION:              300 months

ARD:                       NAP

HYPERAMORTIZATION:         NAP

MATURITY DATE:             8/01/2018


EXPECTED MATURITY BALANCE: $11,062,167

SPONSOR(S):                Mark Kalimian and Linda
                           Berley

INTEREST CALCULATION:      Actual/360

CALL PROTECTION:          Lockout until the earlier of
                          June 24, 2007 or 2 years after
                          the REMIC startup date, with
                          greater of Yield Maintenance
                          thereafter, or, 1% of the
                          principal balance. The loan is
                          fully prepayable without penalty
                          from or after June 1, 2018.


LOAN PER UNIT:             $122,273.61

UP-FRONT RESERVES:         None

ONGOING RESERVES (1):      Taxes:      $56,139 / month

                           Insurance:  Springing

                           Cap Ex:     Springing

LOCKBOX(2):                Springing, Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:  Single Asset

PROPERTY TYPE:           Multifamily

PROPERTY SUB-TYPE:       High Rise

LOCATION:                New York, NY

YEAR BUILT/RENOVATED:    1992

OCCUPANCY(3):            98.2%

UNITS:                   163

THE COLLATERAL:          163-unit, 10-story high rise apartment
                         building

OWNERSHIP INTEREST:      Fee




PROPERTY MANAGEMENT:     Mark Kalimian


U/W NET OP. INCOME:      $3,289,201

U/W NET CASH FLOW:       $3,248,450

APPRAISED VALUE:         $49,700,000

CUT-OFF DATE LTV:        40.1%

MATURITY DATE LTV:       22.3%

DSCR:                    2.42x



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) A Trigger Event includes (i) Default, (ii) if the Debt Service Coverage Ratio is less than 2.00 (tested annually) or (iii) a transfer of the Property, a monthly amount of $3,368.66 is required for Capital Expenditures after a trigger event.

(2)  Springing Hard Lockbox upon occurrence of Default.

(3)  Occupancy as of July 2, 2003.

THE 284 MOTT STREET LOAN

     THE LOAN. The tenth largest loan (the "284 Mott Street Loan") is evidenced by a promissory note and is secured by a first priority Deed of Trust encumbering a 163-unit apartment complex located in New York, New York (collectively, the "284 Mott Street Property"). The 284 Mott Street loan was originated on July 21, 2003 by Wells Fargo Bank, National Association.

     THE BORROWER. The borrower is Almark Holding Co., LLC, a New York limited liability company (the "284 Mott Street Borrower). The 284 Mott Street Borrower is not a single purpose entity. The 284 Mott Street Borrower consists of two general partners, Mark Kalimian and Linda Berley (brother and sister), each owning 50% interest of the company. The carveout guarantors are Mark Kalimian and Linda Berley who have a reported aggregate net worth in excess of $189 million.

     THE PROPERTY. The 284 Mott Street Property is a 163-unit, 10-story apartment building constructed in 1992 located in the SoHo district of New York, New York. The property is 98.2% occupied as of July 2, 2003. The building contains approximately 92,088 rentable square feet and is situated on a 15,955 square foot (0.37 acre) site. The building has 40 studio apartments, 90 one-bedroom units, 27 two-bedroom units and 6 three-bedroom units. There is a laundry room with 8 washers and 8 dryers and a 32-car underground parking garage. Many of the units offer city views with some units having access to individual private balconies or terraces. The Property had been under rent stabilization guidelines during its first 10 years of operation but as of July 1, 2003, these restrictions expired and the Borrower may now charge market rates without any rental restrictions.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12

     PROPERTY MANAGEMENT. The 284 Mott Street Property is self-managed by the 284 Mott Street Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed, with the exception of existing indebtedness in the aggregate original principal amount of $18,103,000 and $5,185,000 secured by other property owned by the 284 Mott Street Borrower.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,097,261,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP12


                     STATEMENT REGARDING ASSUMPTIONS AS TO
                     -------------------------------------
              SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
              ---------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the information. The Information is provided solely by Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.


General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell may security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be demed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statments contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representatives.